Exhibit 10.3

COURSERA, INC.

2014 EXECUTIVE STOCK INCENTIVE PLAN

as amended and restated by the

Board of Directors on February 19, 2020

and approved by the stockholders on March 31, 2020

PREFACE

This Plan is divided into two separate equity programs: (1) the option and stock appreciation rights grant program set forth in Section 5 under which Eligible Persons (as defined in Section 3) may, at the discretion of the Administrator, be granted Options and/or SARs, and (2) the stock award program set forth in Section 6 under which Eligible Persons may, at the discretion of the Administrator, be awarded restricted or unrestricted shares of Common Stock Section 2 of this Plan contains the general rules regarding the administration of this Plan. Section 3 sets forth the requirements for eligibility to receive an Award grant under this Plan. Section 4 describes the capital stock of the Corporation that may be subject to Awards granted under this Plan. Section 7 contains other provisions applicable to all Awards granted under this Plan. Section 8 provides definitions for certain capitalized terms used in this Plan and not otherwise defined herein.

1.	PURPOSE OF THE PLAN.

The purpose of this Plan is to promote the success of the Corporation and the interests of its stockholders by providing a means through which the Corporation may grant equity-based incentives to attract, motivate, retain and reward certain officers, employees, directors and other eligible persons and to further link the interests of Award recipients with those of the Corporation’s stockholders generally.

2.	ADMINISTRATION.

2.1

Administrator. This Plan shall be administered by and all Awards under this Plan shall be authorized by the Administrator. The “Administrator” means the Board or one or more committees appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of this Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted. The Board or a committee comprised solely of directors may also delegate, to the extent permitted by Section 157(c) of the Delaware General Corporation Law and any other applicable law, to one or more officers of the Corporation, its powers under this Plan (a) to designate the officers and employees of the Corporation and its Affiliates who will receive grants of Awards under this Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such Awards. The Board may delegate different levels of authority to different committees with administrative and grant authority under this Plan. Unless otherwise provided in the Bylaws of the Corporation or the applicable charter of any Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute action by the acting Administrator.

2.2

Plan Awards; Interpretation; Powers of Administrator. Subject to the express provisions of this Plan, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of Awards and the administration of this Plan (in the case of a committee or delegation to one or more officers, within the authority delegated to that committee or person(s)), including, without limitation, the authority to:

(a)	determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive Awards;

(b)

grant Awards to Eligible Persons, determine the price and number of securities to be offered or awarded to any of such persons, determine the other specific terms and conditions of Awards consistent with the express limits of this Plan, establish the installments (if any) in which such Awards will become exercisable or will vest (which may include, without limitation, performance and/or time-based schedules) or determine that no delayed exercisability or vesting is required, establish any applicable performance targets, and establish the events of termination or reversion of such Awards;

(c)	approve the forms of Award Agreements, which need not be identical either as to type of Award or among Participants;

(d)

construe and interpret this Plan and any Award Agreement or other agreements defining the rights and obligations of the Corporation, its Affiliates, and Participants under this Plan, make factual determinations with respect to the administration of this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the Awards;

(e)	cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards, subject to any required consent under Section 7.7.4;

(f)

accelerate or extend the vesting or exercisability or extend the term of any or all outstanding Awards (within the maximum ten-year term of Awards under Sections 5.4.2 and 6.5) in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a termination of employment or services or other events of a personal nature);

(g)	determine Fair Market Value for purposes of this Plan and Awards;

(h)	determine the duration and purposes of leaves of absence that may be granted to Participants without constituting a termination of their employment for purposes of this Plan; and

(i)

determine whether, and the extent to which, adjustments are required pursuant to Section 7.3 hereof and authorize the termination, conversion, substitution or succession of awards upon the occurrence of an event of the type described in Section 7.3.

2.3

Binding Determinations. Any action taken by, or inaction of, the Corporation, any Affiliate, the Board or the Administrator relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor the Administrator, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any Award), and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

2.4

Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Administrator may obtain and may rely upon the advice of experts, including employees of and professional advisors to the Corporation. No director, officer or agent of the Corporation or any of its Affiliates shall be liable for any such action or determination taken or made or omitted in good faith.

2.5	Delegation. The Administrator may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or any of its Affiliates or to third parties.

3.	ELIGIBILITY.

Awards may be granted under this Plan only to those persons that the Administrator determines to be Eligible Persons. An “Eligible Person” means any person who qualifies as one of the following at the time of grant of the respective Award:

(a)	an officer (whether or not a director) or employee of the Corporation or any of its Affiliates;

(b)	any member of the Board; or

(c)

any director of one of the Corporation’s Affiliates, or any individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Corporation or one of its Affiliates, as applicable, in a capital raising transaction or as a market maker or promoter of that entity’s securities) to the Corporation or one of its Affiliates.

An advisor or consultant may be selected as an Eligible Person pursuant to clause (c) above only if such person’s participation in this Plan would not adversely affect (1) the Corporation’s eligibility to rely on an applicable exemption from registration under the Securities Act for the offering of shares issuable under this Plan by the Corporation, or (2) the Corporation’s compliance with any other applicable laws.

An Eligible Person may, but need not, be granted one or more Awards pursuant to Section 5 and/or one or more Awards pursuant to Section 6. An Eligible Person who has been granted an Award under this Plan may, if otherwise eligible, be granted additional Awards under this Plan if the Administrator so determines. However, a person’s status as an Eligible Person is not a commitment that any Award will be granted to that person under this Plan. Furthermore, an Eligible Person who has been granted an Award under Section 5 is not necessarily entitled to an Award under Section 6, or vice versa, unless otherwise expressly determined by the Administrator.

Each Award granted under this Plan must be approved by the Administrator at or prior to the grant of the Award.

4.	STOCK SUBJECT TO THE PLAN.

4.1

Shares Available. Subject to the provisions of Section 7.3.1, the capital stock that may be delivered under this Plan will be shares of the Corporation’s authorized but unissued Common Stock and any of its shares of Common Stock held as treasury shares. The shares of Common Stock issued and delivered may be issued and delivered for any lawful consideration.

4.2

Share Limit. Subject to the provisions of Section 7.3.1 and further subject to the share counting rules of Section 4.3, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under this Plan will not exceed 17,980,000[1] shares (the “Share Limit”) in the aggregate. As required under Treasury Regulation Section 1.422-2(b)(3)(i), in no event will the number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options granted under this Plan exceed the Share Limit.

4.3

Replenishment and Reissue of Unvested Awards. To the extent that an Award is settled in cash or a form other than shares of Common Stock, the shares that would have been delivered had there been no such cash or other settlement shall not be counted against the shares available for issuance under this Plan. No Award may be granted under this Plan unless, on the date of grant, the sum of (a) the maximum number of shares of Common Stock issuable at any time pursuant to such Award, plus (b) the number of shares of Common Stock that have

[1]	Reflects decrease to the 2014 Executive Stock Incentive Plan approved by the Board and Stockholders on 3/29/2019.

previously been issued pursuant to Awards granted under this Plan, plus (c) the maximum number of shares of Common Stock that may be issued at any time after such date of grant pursuant to Awards that are outstanding on such date, does not exceed the Share Limit. Shares of Common Stock that are subject to or underlie Options or SARs granted under this Plan that expire or for any reason are canceled or terminated without having been exercised (or shares of Common Stock subject to or underlying the unexercised portion of such Options or SARs in the case of Options or SARs that were partially exercised), as well as shares of Common Stock that are subject to Stock Awards made under this Plan that are forfeited to the Corporation or otherwise repurchased by the Corporation prior to the vesting of such shares for a price not greater than the original purchase or issue price of such shares (as adjusted pursuant to Section 7.3.1) will again, except to the extent prohibited by law or applicable listing or regulatory requirements, be available for subsequent Award grants under this Plan. Shares that are exchanged by a Participant or withheld by the Corporation as full or partial payment in connection with any Award under this Plan, as well as any shares exchanged by a Participant or withheld by the Corporation or one of its Affiliates to satisfy the tax withholding obligations related to any Award, shall be available for subsequent Awards under this Plan. In the case of an exercise of a SAR, only the number of shares actually issued in respect of such exercise shall be charged against this Plan’s Share Limit. Adjustments to the Share Limit pursuant to this Section 4.3 are subject to any applicable limitations of the Code in the case of Awards intended to be Incentive Stock Options.

4.4

Reservation of Shares. The Corporation shall at all times reserve a number of shares of Common Stock sufficient to cover the Corporation’s obligations and contingent obligations to deliver shares with respect to Awards then outstanding under this Plan.

5.	OPTION AND SAR GRANT PROGRAM.

5.1

Option and SAR Grants in General. Each Option or SAR shall be evidenced by an Award Agreement in the form approved by the Administrator. The Award Agreement evidencing an Option or SAR shall contain the terms established by the Administrator for that Award, as well as any other terms, provisions, or restrictions that the Administrator may impose on the Option or SAR or any shares of Common Stock subject to the Option or SAR; in each case subject to the applicable provisions and limitations of this Section 5 and the other applicable provisions and limitations of this Plan. The Administrator may require that the recipient of an Option or SAR promptly execute and return to the Corporation his or her Award Agreement evidencing the Award. In addition, the Administrator may require that the spouse of any married recipient of an Option or SAR also promptly execute and return to the Corporation the Award Agreement evidencing the Award granted to the recipient or such other spousal consent form that the Administrator may require in connection with the grant of the Award.

5.2

Incentive Stock Option Status. The Administrator will designate each Option granted under this Plan as either an Incentive Stock Option or a Nonqualified Stock Option, and such designation shall be set forth in the applicable Award Agreement. Any Option granted under this Plan that is not expressly designated in the applicable Award Agreement as an Incentive Stock Option will be deemed to be designated a Nonqualified Stock Option under this Plan and not an “incentive stock option” within the meaning of Section 422 of the Code. Incentive Stock Options shall be subject to the provisions of Section 5.5 in addition to the provisions of this Plan applicable to Options generally.

5.3	Option or SAR Price.

5.3.1

Option Pricing Limits. Subject to the following provisions of this Section 5.3.1, the Administrator will determine the purchase price per share of the Common Stock covered by each Option (the “exercise price” of the Option) at the time of the grant of the Option, which exercise price will be set forth in the applicable Award Agreement. In no case will the exercise price of an Option be less than the greater of:

(a)	the par value of the Common Stock;

(b)	subject to clause (c) below, 100% of the Fair Market Value of a share of Common Stock on the date of grant; or

(c)	in the case of an Incentive Stock Option granted to a Participant described in Section 5.5.4, 110% of the Fair Market Value of a share of Common Stock on the date of grant.

5.3.2

Payment Provisions. The Corporation will not be obligated to deliver certificates for the shares of Common Stock to be purchased on exercise of an Option unless and until it receives full payment of the exercise price therefor, all related withholding obligations under Section 7.6 have been satisfied, and all other conditions to the exercise of the Option set forth herein or in the Award Agreement have been satisfied. The purchase price of any shares of Common Stock purchased on exercise of an Option must be paid in full at the time of each purchase in such lawful consideration as may be permitted or required by the Administrator, which may include, without limitation, one or a combination of the following methods:

(a)	cash, check payable to the order of the Corporation, or electronic funds transfer;

(b)	notice and third party payment in such manner as may be authorized by the Administrator;

(c)	the delivery of previously owned shares of Common Stock;

(d)	by a reduction in the number of shares of Common Stock otherwise deliverable pursuant to the Award;

(e)	subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise”; or

(f)	if authorized by the Administrator or specified in the applicable Award Agreement, by a promissory note of the Participant consistent with the requirements of Section 5.3.3.

In no event shall any shares newly-issued by the Corporation be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable state law. Shares of Common Stock used to satisfy the exercise price of an Option (whether previously-owned shares or shares otherwise deliverable pursuant to the terms of the Option) shall be valued at their Fair Market Value on the date of exercise. Unless otherwise expressly provided in the applicable Award Agreement, the Administrator may eliminate or limit a Participant’s ability to pay the purchase or exercise price of any Award by any method other than cash payment to the Corporation.

5.3.3

Acceptance of Notes to Finance Exercise. The Corporation may, with the Administrator’s approval in each specific case, accept one or more promissory notes from any Eligible Person in connection with the exercise of any Option; provided that any such note shall be subject to the following terms and conditions:

(a)

The principal of the note shall not exceed the amount required to be paid to the Corporation upon the exercise, purchase or acquisition of one or more Awards under this Plan and the note shall be delivered directly to the Corporation in consideration of such exercise, purchase or acquisition.

(b)	The initial term of the note shall be determined by the Administrator; provided that the term of the note, including extensions, shall not exceed a period of five years.

(c)

The note shall provide for full recourse to the Participant and shall bear interest at a rate determined by the Administrator, but not less than the interest rate necessary to avoid the imputation of interest under the Code and to avoid any adverse accounting consequences in connection with the exercise, purchase or acquisition.

(d)

If the employment or services of the Participant by or to the Corporation and its Affiliates terminates, the unpaid principal balance of the note shall become due and payable on the 30th business day after such termination; provided, however, that if a sale of the shares acquired on exercise of the Option would cause such Participant to incur liability under Section 16(b) of the Exchange Act, the unpaid balance shall become due and payable on the 10th business day after the first day on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions (or deemed transactions) in securities of the Corporation by the Participant subsequent to such termination.

(e)	If required by the Administrator or by applicable law, the note shall be secured by a pledge of any shares or rights financed thereby or other collateral, in compliance with applicable law.

The terms, repayment provisions, and collateral release provisions of the note and the pledge securing the note shall conform with all applicable rules and regulations, including those of the Federal Reserve Board and any applicable state law, as then in effect.

5.3.4

Base Price of SARs. The Administrator will determine the base price per share of the Common Stock covered by each SAR at the time of grant of the SAR, which base price will be set forth in the applicable Award Agreement and will not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of the SAR.

5.4	Vesting; Term; Exercise Procedure.

5.4.1

Vesting. Except as provided in Section 5.8, an Option or SAR may be exercised only to the extent that it is vested and exercisable. The Administrator will determine the vesting and/or exercisability provisions of each Option or SAR (which may be based on performance criteria, passage of time or other factors or any combination thereof), which provisions will be set forth in the applicable Award Agreement. Unless the Administrator otherwise expressly provides, once exercisable an Option or SAR will remain exercisable until the expiration or earlier termination of the Option or SAR.

5.4.2

Term. Each Option or SAR shall expire not more than 10 years after its date of grant. Each Option or SAR will be subject to earlier termination as provided in or pursuant to Sections 5.6 and 7.3 or the terms of the applicable Award Agreement.

5.4.3

Exercise Procedure. Any exercisable Option or SAR will be deemed to be exercised when (a) the applicable exercise procedures in the related Award Agreement have been satisfied (or, in the absence of any such procedures in the related Award Agreement, the Corporation has received written notice of such exercise from the Participant ), (b) in the case of an Option, the Corporation has received any required payment made in accordance with Section 5.3, (c) in the case of an Option or SAR, all withholding obligations arising in connection with the exercise have been satisfied in accordance with Section 7.6, and (d) in the case of an Option or SAR, the Corporation has received any written statement required pursuant to Section 7.5.1.

5.4.4

Fractional Shares/Minimum Issue. Fractional share interests will be disregarded, but may be accumulated. The Administrator, however, may determine that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No Option or SAR may be exercised as to fewer than 100 shares (subject to adjustment pursuant to Section 7.3.1) at one time unless the number as to which the Award is exercised is the total number at the time then subject to the vested and exercisable portion of the Award.

5.5	Limitations on Grant and Terms of Incentive Stock Options.

5.5.1

$100,000 Limit. To the extent that the aggregate Fair Market Value of stock with respect to which incentive stock options (within the meaning of Section 422 of the Code) first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Corporation or any of its Affiliates, such options will be treated as nonqualified stock options. For this purpose, the Fair Market Value of the stock subject to options will be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options will be reduced (recharacterized as nonqualified stock options) first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Administrator may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an incentive stock option.

5.5.2

Other Code Limits. Incentive Stock Options may only be granted to individuals that are employees of the Corporation or one of its Affiliates and satisfy the other eligibility requirements of the Code. Any Award Agreement relating to Incentive Stock Options will contain or shall be deemed to contain such other terms and conditions as from time to time are required in order that the Option be an “incentive stock option” as that term is defined in Section 422 of the Code.

5.5.3

ISO Notice of Sale Requirement. Any Participant who exercises an Incentive Stock Option shall give prompt written notice to the Corporation of any sale or other transfer of the shares of Common Stock acquired on such exercise if the sale or other transfer occurs within (a) one year after the exercise date of the Option, or (b) two years after the grant date of the Option.

5.5.4

Limits on 10% Holders. No Incentive Stock Option may be granted to any person who, at the time the Incentive Stock Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding stock of the Corporation (or any of its Affiliates) possessing more than 10% of the total combined voting power of all classes of stock of the Corporation (or any of its Affiliates), unless the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of the stock subject to the Incentive Stock Option and the Incentive Stock Option by its terms is not exercisable more than five years after the date the Incentive Stock Option is granted.

5.6	Effects of Termination of Employment on Options and SARs.

5.6.1

Dismissal for Cause. Unless otherwise provided in the applicable Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 5.4.2 or 7.3, if a Participant’s employment by or service to the Corporation or any of its Affiliates is terminated by such entity for Cause, the Participant’s Option or SAR will terminate on the Participant’s Severance Date, whether or not the Option or SAR is then vested and/or exercisable.

5.6.2

Death or Disability. Unless otherwise provided in the applicable Award Agreement (consistent with applicable securities laws) and subject to earlier termination pursuant to or as contemplated by Section 5.4.2 or 7.3, if a Participant’s employment by or service to the Corporation or any of its Affiliates terminates as a result of the Participant’s death or Total Disability:

(a)

the Participant (or his or her Personal Representative or Beneficiary, in the case of the Participant’s Total Disability or death, respectively), will have until the date that is 12 months after the Participant’s Severance Date to exercise the Participant’s Option or SAR (or portion thereof) to the extent that it was vested and exercisable on the Severance Date;

(b)	the Option or SAR, to the extent not vested and exercisable on the Participant’s Severance Date, shall terminate on the Severance Date; and

(c)

the Option or SAR, to the extent exercisable for the 12-month period following the Participant’s Severance Date and not exercised during such period, shall terminate at the close of business on the last day of the 12-month period.

5.6.3

Other Terminations of Employment. Unless otherwise provided in the applicable Award Agreement (consistent with applicable securities laws) and subject to earlier termination pursuant to or as contemplated by Section 5.4.2 or 7.3, if a Participant’s employment by or service to the Corporation or any of its Affiliates terminates for any reason other than a termination by such entity for Cause or because of the Participant’s death or Total Disability:

(a)

the Participant will have until the date that is 3 months after the Participant’s Severance Date to exercise his or her Option or SAR (or portion thereof) to the extent that it was vested and exercisable on the Severance Date;

(b)	the Option or SAR, to the extent not vested and exercisable on the Participant’s Severance Date, shall terminate on the Severance Date; and

(c)

the Option or SAR, to the extent exercisable for the 3-month period following the Participant’s Severance Date and not exercised during such period, shall terminate at the close of business on the last day of the 3-month period.

5.7

Option and SAR Repricing/Cancellation and Regrant/Waiver of Restrictions. Subject to Section 4 and Section 7.7 and the specific limitations on Options and SARs contained in this Plan, the Administrator from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Person, any adjustment in the exercise or base price, the vesting schedule, the number of shares subject to, or the term of, an Option or SAR granted under this Plan by cancellation of an outstanding Option or SAR and a subsequent regranting of the Option or SAR, by amendment, by substitution of an outstanding Option or SAR, by waiver or by other legally valid means. Such amendment or other action may result in, among other changes, an exercise or base price that is higher or lower than the exercise or base price of the original or prior Option or SAR, provide for a greater or lesser number of shares of Common Stock subject to the Option or SAR, or provide for a longer or shorter vesting or exercise period. In no event, however, may any such amendment or other action reduce the exercise or base price of the Option or SAR to less than the Fair Market Value of a share of Common Stock at the time of such change, or extend the maximum term of the Option or SAR at a time when the exercise or base price of such Award is less than the Fair Market Value of a share of Common Stock.

5.8

Early Exercise Options and SARs. The Administrator may, in its discretion, designate any Option or SAR as an “early exercise Option” or “early exercise SAR” which, by express provision in the applicable Award Agreement, may be exercised prior to the date such Option or SAR has vested. If the Participant elects to exercise all or a portion of any early exercise Option or SAR before it is vested, the shares of Common Stock acquired under the Option or SAR which are attributable to the unvested portion of the Option or SAR shall be Restricted Shares. The applicable Award Agreement will specify the extent (if any) to which and the time (if ever) at which the Participant will be entitled to dividends, voting and other rights in respect of such Restricted Shares prior to vesting, and the restrictions imposed on such shares and the conditions of release or lapse of such restrictions. Unless otherwise expressly provided in the applicable Award Agreement, such Restricted Shares shall be subject to the provisions of Sections 6.6 through 6.9, below.

6.	STOCK AWARD PROGRAM.

6.1

Stock Awards in General. Each Stock Award shall be evidenced by an Award Agreement in the form approved by the Administrator. The Award Agreement evidencing a Stock Award shall contain the terms established by the Administrator for that Stock Award, as well as any other terms, provisions, or restrictions that the Administrator may impose on the Stock Award; in each case subject to the applicable provisions and limitations of this Section 6 and the other applicable provisions and limitations of this Plan. The Administrator may require that the recipient of a Stock Award promptly execute and return to the Corporation his or her Award Agreement evidencing the Stock Award. In addition, the Administrator may require that the spouse of any married recipient of a Stock Award also promptly execute and return to the Corporation the Award Agreement evidencing the Stock Award granted to the recipient or such other spousal consent form that the Administrator may require in connection with the grant of the Stock Award.

6.2	Types of Stock Awards. The Administrator shall designate whether a Stock Award shall be a Restricted Stock Award, and such designation shall be set forth in the applicable Award Agreement.

6.3	Purchase Price.

6.3.1

Pricing Limits. Subject to the following provisions of this Section 6.3, the Administrator will determine the purchase price per share of the Common Stock covered by each Stock Award at the time of grant of the Award. In no case will such purchase price be less than the par value of the Common Stock.

6.3.2

Payment Provisions. The Corporation will not be obligated to issue certificates evidencing shares of Common Stock awarded under this Section 6 unless and until it receives full payment of the purchase price therefor and all other conditions to the purchase, as determined by the Administrator, have been satisfied. The purchase price of any shares subject to a Stock Award must be paid in full at the time of the purchase in such lawful consideration as may be permitted or required by the Administrator, which may include, without limitation, one or a combination of the methods set forth in clauses (a) through (f) in Section 5.3.2 and/or past services rendered to the Corporation or any of its Affiliates.

6.4

Vesting. The restrictions imposed on the shares of Common Stock subject to a Restricted Stock Award (which may be based on performance criteria, passage of time or other factors or any combination thereof) will be set forth in the applicable Award Agreement.

6.5

Term. A Stock Award shall either vest or be forfeited not more than 10 years after the date of grant. Each Stock Award will be subject to earlier termination as provided in or pursuant to Sections 6.8 and 7.3. Any payment of cash or delivery of stock in payment for a Stock Award may be delayed until a future date if specifically authorized by the Administrator in writing and by the Participant.

6.6

Stock Certificates; Fractional Shares. Stock certificates evidencing Restricted Shares will bear a legend making appropriate reference to the restrictions imposed hereunder and will be held by the Corporation or by a third party designated by the Administrator until the restrictions on such shares have lapsed, the shares have vested in accordance with the provisions of the Award Agreement and Section 6.4, and any related loan has been repaid. Fractional share interests will be disregarded, but may be accumulated. The Administrator, however, may determine that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests.

6.7

Dividend and Voting Rights. Unless otherwise provided in the applicable Award Agreement, a Participant receiving Restricted Shares will be entitled to cash dividend and voting rights for all Restricted Shares issued even though they are not vested, but such rights will terminate immediately as to any Restricted Shares which cease to be eligible for vesting.

6.8

Termination of Employment; Return to the Corporation. Unless the Administrator otherwise expressly provides, Restricted Shares subject to an Award that remain subject to vesting conditions that have not been satisfied by the time specified in the applicable Award Agreement (which may include, without limitation, the Participant’s Severance Date), will not vest and will be reacquired by the Corporation in such manner and on such terms as the Administrator provides, which terms shall include, to the extent not prohibited by law, return or repayment of the lower of (a) the Fair Market Value of the Restricted Shares at the time of the termination, or (b) the original purchase price of the Restricted Shares, without interest, to the Participant. The Award Agreement shall specify any other terms or conditions of the repurchase if the Award fails to vest. Any other Stock Award that has not been exercised as of a Participant’s Severance Date shall terminate on that date unless otherwise expressly provided by the Administrator in the applicable Award Agreement.

6.9

Waiver of Restrictions. Subject to Sections 4 and 7.7 and the specific limitations on Stock Awards contained in this Plan, the Administrator from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Person, any adjustment in the vesting schedule, or the restrictions upon or the term of, a Stock Award granted under this Plan by amendment, by substitution of an outstanding Stock Award, by waiver or by other legally valid means.

7.	PROVISIONS APPLICABLE TO ALL AWARDS.

7.1	Rights of Eligible Persons, Participants and Beneficiaries.

7.1.1

Employment Status. No person shall have any claim or rights to be granted an Award (or additional Awards, as the case may be) under this Plan, subject to any express contractual rights (set forth in a document other than this Plan) to the contrary.

7.1.2

No Employment/Service Contract. Nothing contained in this Plan (or in any other documents under this Plan or related to any Award) shall confer upon any Eligible Person or Participant any right to continue in the employ or other service of the Corporation or any of its Affiliates, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Corporation or any Affiliate to change such person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause at any time. Nothing in this Section 7.1.2, or in Section 7.3 or 7.15, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract. An Award Agreement shall not constitute a contract of employment or service.

7.1.3

Plan Not Funded. Awards payable under this Plan will be payable in shares of Common Stock or from the general assets of the Corporation, and (except as to the share reservation provided in Section 4.4) no special or separate reserve, fund or deposit will be made to assure payment of such Awards. No Participant, Beneficiary or other person will have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly provided) of the Corporation or any of its Affiliates by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or any of its Affiliates and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right will be no greater than the right of any unsecured general creditor of the Corporation.

7.1.4

Charter Documents. The Certificate of Incorporation and Bylaws of the Corporation, as either of them may lawfully be amended from time to time, may provide for additional restrictions and limitations with respect to the Common Stock (including additional restrictions and limitations on the voting or transfer of Common Stock) or priorities, rights and preferences as to securities and interests prior in rights to the Common Stock. These restrictions and limitations are in addition to (and not in lieu of) those set forth in this Plan or any Award Agreement, and are incorporated herein by this reference.

7.2	No Transferability; Limited Exception to Transfer Restrictions.

7.2.1	Limit on Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 7.2, by applicable law and by the Award Agreement, as the same may be amended:

(a)	all Awards are non-transferable and will not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge;

(b)	Awards will be exercised only by the Participant; and

(c)	amounts payable or shares issuable pursuant to an Award will be delivered only to (or for the account of) the Participant.

In addition, the shares shall be subject to the restrictions set forth in the applicable Award Agreement.

7.2.2	Further Exceptions to Limits on Transfer. The exercise and transfer restrictions in Section 7.2.1 will not apply to:

(a)	transfers to the Corporation;

(b)	transfers by gift or domestic relations order to one or more “family members” (as that term is defined in SEC Rule 701 promulgated under the Securities Act) of the Participant;

(c)

the designation of a Beneficiary to receive benefits if the Participant dies or, if the Participant has died, transfers to or exercises by the Participant’s Beneficiary, or, in the absence of a validly designated Beneficiary, transfers by will or the laws of descent and distribution; or

(d)	if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by the Participant’s duly authorized legal representative.

Notwithstanding anything else in this Section 7.2.2 to the contrary, but subject to compliance with all applicable laws, Incentive Stock Options and Restricted Stock Awards will be subject to any and all transfer restrictions under the Code applicable to such awards or necessary to maintain the intended tax consequences of such Awards. Notwithstanding clause (b) above but subject to compliance with all applicable laws, any contemplated transfer by gift or domestic relations order to one or more “family members” of a Participant as referenced in clause (b) above is subject to the condition precedent that the transfer be approved by the Administrator in order for it to be effective. The Administrator may, in its sole discretion, withhold its approval of any such proposed transfer.

7.3	Adjustments; Changes in Control.

7.3.1

Adjustments. Subject to Section 7.3.2 below, upon (or, as may be necessary to effect the adjustment, immediately prior to): any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation, or other reorganization; any split-up, spin-off, or similar extraordinary dividend distribution in respect of the Common Stock; or any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; then the Administrator shall equitably and proportionately adjust (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the specific share limits, maximums and numbers of shares set forth elsewhere in this Plan), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any outstanding Awards, (3) the grant, purchase, or exercise or base price of any outstanding Awards, and/or (4) the securities, cash or other property deliverable upon exercise or vesting of any outstanding Awards, in each case to the extent necessary to preserve (but not increase) the level of incentives intended by this Plan and the then-outstanding Awards.

Unless otherwise expressly provided in the applicable Award Agreement, upon (or, as may be necessary to effect the adjustment, immediately prior to) any event or transaction described in the preceding paragraph or a sale of all or substantially all of the business or assets of the Corporation as an entirety, the Administrator shall equitably and proportionately adjust the performance standards applicable to any then-outstanding performance-based Awards to the extent necessary to preserve (but not increase) the level of incentives intended by this Plan and the then-outstanding performance-based Awards.

It is intended that, if possible, any adjustments contemplated by the preceding two paragraphs be made in a manner that satisfies applicable U.S. legal, tax (including, without limitation and as applicable in the circumstances, Section 424 of the Code and Section 409A of the Code) and accounting (so as to not trigger any charge to earnings with respect to such adjustment) requirements.

Without limiting the generality of Section 2.3, any good faith determination by the Administrator as to whether an adjustment is required in the circumstances pursuant to this Section 7.3.1, and the extent and nature of any such adjustment, shall be conclusive and binding on all persons.

Unless otherwise expressly provided by the Administrator, in no event shall a conversion of one or more outstanding shares of the Corporation’s preferred stock (if any) or any new issuance of securities by the Corporation for consideration be deemed, in and of itself, to require an adjustment pursuant to this Section 7.3.1.

7.3.2

Consequences of a Change in Control Event. Upon the occurrence of a Change in Control Event, the Administrator may make provision for a cash payment in settlement of, or for the assumption, substitution or exchange of any or all outstanding Awards (or the cash, securities or other property deliverable to the holder(s) of any or all outstanding Awards) based upon, to the extent relevant in the circumstances, the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

The Administrator may, in its sole discretion, provide in the applicable Award Agreement or by an amendment thereto for the accelerated vesting of one or more Awards to the extent such Awards are outstanding upon a Change in Control Event or such other events or circumstances as the Administrator may provide.

The Administrator may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash, securities or other property settlement. In the case of Options and SARs, but without limitation on other methodologies, the Administrator may base such settlement solely upon the excess (if any) of the amount payable upon or in respect of such event over the exercise or base price of the Option or SAR, as applicable, to the extent of the then vested and exercisable shares subject to the Option or SAR.

In any of the events referred to in this Section 7.3.2, the Administrator may take such action contemplated by this Section 7.3.2 prior to such event (as opposed to on the occurrence of such event) to the extent that the Administrator deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares. Without limiting the generality of the foregoing, the Administrator may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of the Award if an event giving rise to an acceleration does not occur.

7.3.3

Early Termination of Awards. Upon the occurrence of a Change in Control Event, each then-outstanding Award (whether or not vested and/or exercisable) shall terminate, subject to any provision that has been expressly made by the Administrator, through a plan of reorganization or otherwise, for the survival, substitution, assumption, exchange or other continuation or settlement of such Award and provided that, in the case of Options and SARs that will not survive or be substituted for, assumed, exchanged, or otherwise continued or settled in the Change in Control Event, the holder of such Award shall be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her outstanding and vested Options and SARs in accordance with their terms before the termination of the Awards (except that in no case shall more than ten days’ notice of the impending termination be required). For purposes of this Section 7.3, an Award shall be deemed to have been “assumed” if (without limiting other circumstances in which an Award is assumed) the Award continues after the Change in Control Event, and/or is assumed and continued by a Parent (as such term is defined in the definition of Change in Control Event) following a Change in Control Event, and confers the right to purchase or receive, as applicable and subject to vesting and the other terms and conditions of the Award, for each share of Common Stock subject to the Award immediately prior to the Change in Control Event, the consideration (whether cash, shares, or other securities or property) received in the Change in Control Event by the stockholders of the Corporation for each share of Common Stock sold or exchanged in such transaction (or the consideration received by a majority of the stockholders participating in such transaction if the stockholders were offered a choice of consideration); provided, however, that if the consideration offered for a share of Common Stock in the transaction is not solely the ordinary common stock of a successor corporation or a Parent, the Board may provide for the consideration to be received upon exercise or payment of the Award, for each share subject to the Award, to be solely ordinary common stock of the successor corporation or a Parent equal in Fair Market Value to the per share consideration received by the stockholders participating in the Change in Control Event.

7.3.4

Other Acceleration Rules. The Administrator may override the provisions of this Section 7.3 as to any Award by express provision in the applicable Award Agreement and may accord any Participant a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Administrator may approve. The portion of any Incentive Stock Option accelerated in connection with a Change in Control Event (or such other circumstances as may trigger accelerated vesting of the Incentive Stock Option) shall remain exercisable as an Incentive Stock Option only to the extent the applicable $100,000 limitation on Incentive Stock Options is not exceeded. To the extent exceeded, the accelerated portion of the Option shall be exercisable as a Nonqualified Stock Option.

7.4	Termination of Employment or Services.

7.4.1

Events Not Deemed a Termination of Employment. Unless the Administrator otherwise expressly provides with respect to a particular Award, if a Participant’s employment by or service to the Corporation or an Affiliate terminates but immediately thereafter the Participant continues in the employ of or service to another Affiliate or the Corporation, as applicable, the Participant shall be deemed to have not had a termination of employment or service for purposes of this Plan and the Participant’s Awards. Unless the express policy of the Corporation or the Administrator otherwise provides, a Participant’s employment relationship with the Corporation or any of its Affiliates shall not be considered terminated solely due to any sick leave, military leave, or any other leave of absence authorized by the Corporation or any Affiliate or the Administrator: provided that, unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than three months. In the case of any Participant on an approved leave of absence, continued vesting of the Award while on leave from the employ of or service with the Corporation or any of its Affiliates will be suspended until the Participant returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term of the Award set forth in the Award Agreement.

7.4.2

Effect of Change of Affiliate Status. For purposes of this Plan and any Award, if an entity ceases to be an Affiliate, a termination of employment or service will be deemed to have occurred with respect to each Eligible Person in respect of such Affiliate who does not continue as an Eligible Person in respect of another Affiliate that continues as such after giving effect to the transaction or other event giving rise to the change in status unless the Affiliate that is sold, spun-off or otherwise divested (or its successor or a direct or indirect parent of such Affiliate or successor) assumes the Eligible Person’s award(s) in connection with such transaction.

7.4.3

Administrator Discretion. Notwithstanding the provisions of Section 5.6 or 6.8, in the event of, or in anticipation of, a termination of employment or service with the Corporation or any of its Affiliates for any reason, the Administrator may accelerate the vesting and exercisability of all or a portion of the Participant’s Award, and/or, subject to the provisions of Sections 5.4.2 and 7.3, extend the exercisability period of the Participant’s Option or SAR upon such terms as the Administrator determines and expressly sets forth in or by amendment to the Award Agreement.

7.4.4

Termination of Consulting or Affiliate Services. If the Participant is an Eligible Person solely by reason of clause (c) of Section 3, the Administrator shall be the sole judge of whether the Participant continues to render services to the Corporation or any of its Affiliates, unless a written contract or the Award Agreement otherwise provides. If, in these circumstances, the Corporation or any Affiliate notifies the Participant in writing that a termination of the Participant’s services to the Corporation or any Affiliate has occurred for purposes of this Plan, then (unless the contract or the Award Agreement otherwise expressly provides), the Participant’s termination of services with the Corporation or Affiliate for purposes of this Plan shall be the date specified by the Corporation or Affiliate in such notice.

7.5	Compliance with Laws.

7.5.1

General. This Plan, the granting and vesting of Awards under this Plan, and the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under Awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities laws, and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation, provide such assurances and representations to the Corporation as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

7.5.2

Compliance with Securities Laws. No Participant shall sell, pledge or otherwise transfer shares of Common Stock acquired pursuant to an Award or any interest in such shares except in accordance with the express terms of this Plan and the applicable Award Agreement. Any attempted transfer in violation of this Section 7.5 shall be void and of no effect. Without in any way limiting the provisions set forth above, no Participant shall make any disposition of all or any portion of shares of Common Stock acquired or to be acquired pursuant to an Award, except in compliance with all applicable federal and state securities laws and unless and until:

(a)	there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement;

(b)	such disposition is made in accordance with Rule 144 under the Securities Act; or

(c)

such Participant notifies the Corporation of the proposed disposition and furnishes the Corporation with a statement of the circumstances surrounding the proposed disposition, and, if requested by the Corporation, furnishes to the Corporation an opinion of counsel acceptable to the Corporation’s counsel, that such disposition will not require registration under the Securities Act and will be in compliance with all applicable state securities laws.

The Corporation may charge a fee to defray out-of-pocket or other costs incurred in connection with the review of proposed transfers. Notwithstanding anything else herein to the contrary, neither the Corporation or any Affiliate has any obligation to register the Common Stock or file any registration statement under either federal or state securities laws, nor does the Corporation or any Affiliate make any representation concerning the likelihood of a public offering of the Common Stock or any other securities of the Corporation or any Affiliate.

7.5.3

Share Legends. All certificates evidencing shares of Common Stock issued or delivered under this Plan shall bear the following legends and/or any other appropriate or required legends under applicable laws:

“OWNERSHIP OF THIS CERTIFICATE, THE SHARES EVIDENCED BY THIS CERTIFICATE AND ANY INTEREST THEREIN ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFER UNDER APPLICABLE LAW AND UNDER AGREEMENTS WITH THE CORPORATION, INCLUDING RESTRICTIONS ON SALE, ASSIGNMENT, TRANSFER, PLEDGE OR OTHER DISPOSITION.”

“THE SHARES ARE SUBJECT TO THE CORPORATION’S RIGHT OF FIRST REFUSAL AND CALL RIGHTS TO REPURCHASE THE SHARES UNDER THE CORPORATION’S 2014 EXECUTIVE STOCK INCENTIVE PLAN AND AGREEMENTS WITH THE CORPORATION THEREUNDER, COPIES OF WHICH ARE AVAILABLE FOR REVIEW AT THE OFFICE OF THE SECRETARY OF THE CORPORATION.”

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCK-UP PERIOD FOLLOWING THE EFFECTIVE DATE OF A REGISTRATION STATEMENT OF THE CORPORATION FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), AS SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE CORPORATION. SUCH LOCK-UP PERIOD IS BINDING ON TRANSFEREES OF THESE SHARES.”

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE ACT, NOR HAVE THEY BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. NO TRANSFER OF SUCH SECURITIES WILL BE PERMITTED UNLESS A REGISTRATION

STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER, THE TRANSFER IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR IN THE OPINION OF COUNSEL TO THE CORPORATION, REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT AND WITH APPLICABLE STATE SECURITIES LAWS.”

7.5.4

Confidential Information. Any financial or other information relating to the Corporation obtained by Participants in connection with or as a result of this Plan or their Awards shall be treated as confidential.

7.6

Tax Withholding. Upon any exercise, vesting, or payment of any Award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Corporation or any of its Affiliates shall have the right at its option to:

(a)

require the Participant (or the Participant’s Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Corporation or Affiliate may be required to withhold with respect to such Award event or payment;

(b)

deduct from any amount otherwise payable (in respect of an Award or otherwise) in cash to the Participant (or the Participant’s Personal Representative or Beneficiary, as the case may be) the minimum amount of any taxes which the Corporation or Affiliate may be required to withhold with respect to such Award event or payment; or

(c)

reduce the number of shares of Common Stock to be delivered by (or otherwise reacquire shares held by the Participant) the appropriate number of shares of Common Stock, valued at their then Fair Market Value, to satisfy the minimum withholding obligation.

In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Administrator may in its sole discretion (subject to Section 7.5) grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their Fair Market

Value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law. The Corporation may, with the Administrator’s approval, accept one or more promissory notes from any Eligible Person in connection with taxes required to be withheld upon the exercise, vesting or payment of any Award under this Plan; provided that any such note shall be subject to terms and conditions established by the Administrator and the requirements of applicable law. Any such note need not otherwise comply with the provisions of Section 5.3.3.

7.7	Plan and Award Amendments, Termination and Suspension.

7.7.1

Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any period that the Board suspends this Plan.

7.7.2

Stockholder Approval. To the extent then required by applicable law or any applicable listing agency or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to stockholder approval.

7.7.3

Amendments to Awards. Without limiting any other express authority of the Administrator under (but subject to) the express limits of this Plan, the Administrator by agreement or resolution may waive conditions of or limitations on Awards to Participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a Participant, and (subject to the requirements of Sections 2.2 and 7.7.4) may make other changes to the terms and conditions of Awards.

7.7.4

Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or amendment of any outstanding Award Agreement shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 7.3 shall not be deemed to constitute changes or amendments for purposes of this Section 7.7.

7.8

Privileges of Stock Ownership. Except as otherwise expressly authorized by the Administrator, a Participant will not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant. Except as expressly required by Section 7.3.1, no adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

7.9

Stock-Based Awards in Substitution for Awards Granted by Other Corporation. Awards may be granted to Eligible Persons in substitution for or in connection with an assumption of employee stock options, stock appreciation rights, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Corporation or one of its Affiliates, in connection with a distribution, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Corporation or one of its Affiliates, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The Awards so granted need not comply with other specific terms of this Plan, provided the Awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security. Any shares that are delivered and any Awards that are granted by, or become obligations of, the Corporation, as a result of the assumption by the Corporation of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Corporation or one of its Affiliates in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this Plan.

7.10	Effective Date of the Plan. This Plan is effective upon the Effective Date, subject to approval by the stockholders of the Corporation within twelve months after the date the Board approves this Plan.

7.11

Term of the Plan. Unless earlier terminated by the Board, this Plan will terminate at the close of business on the day before the 10th anniversary of the Effective Date. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional Awards may be granted under this Plan, but previously granted Awards (and the authority of the Administrator with respect thereto, including the authority to amend such Awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

7.12	Governing Law/Construction.

7.12.1	Choice of Law. This Plan, the Awards, all documents evidencing Awards and all other related documents will be governed by, and construed in accordance with, the laws of the state of Delaware.

7.12.2

Severability. If it is determined that any provision of this Plan or an Award Agreement is invalid and unenforceable, the remaining provisions of this Plan and/or the Award Agreement, as applicable, will continue in effect provided that the essential economic terms of this Plan and the Award can still be enforced.

7.12.3

Construction. It is intended that this Plan, and any Award under this Plan, will be exempt from, or comply with, Section 409A of the Code so as to not result in any tax, penalty or interest thereunder, and this Plan and each Award shall be construed and interpreted consistent with that intent.

7.13

Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings will not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

7.14

Non-Exclusivity of Plan. Nothing in this Plan will limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

7.15

No Restriction on Corporate Powers. The existence of this Plan, the Award Agreements, and the Awards granted hereunder, shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the Corporation’s or any Affiliate’s capital structure or its business; (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any Affiliate; (c) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the Corporation’s capital stock or the rights thereof; (d) any dissolution or liquidation of the Corporation or any Affiliate; (e) any sale or transfer of all or any part of the Corporation or any Affiliate’s assets or business; or (f) any other corporate act or proceeding by the Corporation or any Affiliate. No Participant, Beneficiary or any other person shall have any claim under any Award or Award Agreement against any member of the Board or the Administrator, or the Corporation or any employees, officers or agents of the Corporation or any Affiliate, as a result of any such action.

7.16

Other Company Compensation or Benefit Programs. Payments and other benefits received by a Participant under an Award made pursuant to this Plan shall not be deemed a part of a Participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Affiliate, except where the Administrator or the Board expressly otherwise provides or authorizes in writing. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Corporation or any Affiliate.

7.17

Clawback Policy. The Awards granted under this Plan are subject to the terms of the Corporation’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require repayment or forfeiture of Awards or any shares of Common Stock or other cash or property received with respect to the Awards (including any value received from a disposition of the shares acquired upon payment of the Awards).

8.	DEFINITIONS.

“Administrator” has the meaning given to such term in Section 2.1.

“Affiliate” means (a) any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if, at the time of the determination, each of the corporations other than the Corporation owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, or (b) any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if, at the time of the determination, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Award” means an award of any Option, SAR or Stock Award, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

“Award Agreement” means any writing, approved by the Administrator, setting forth the terms of an Award that has been duly authorized and approved.

“Award Date” means the date upon which the Administrator took the action granting an Award or such later date as the Administrator designates as the Award Date at the time of the grant of the Award.

“Beneficiary” means the person, persons, trust or trusts designated by a Participant, or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Award Agreement and under this Plan if the Participant dies, and means the Participant’s executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

“Board” means the Board of Directors of the Corporation.

“Cause” with respect to a Participant means (unless otherwise expressly provided in the applicable Award Agreement, or another applicable contract with the Participant that defines such term for purposes of determining the effect that a “for cause” termination has on the Participant’s Awards) a termination of employment or service based upon a finding by the Corporation or any of its Affiliates, acting in good faith and based on its reasonable belief at the time, that the Participant:

(a)

has been negligent in the discharge of his or her duties to the Corporation or any Affiliate, has refused to perform stated or assigned duties or is incompetent in or (other than by reason of a disability or analogous condition) incapable of performing those duties;

(b)

has been dishonest or committed or engaged in an act of theft, embezzlement or fraud, a breach of confidentiality, an unauthorized disclosure or use of inside information, customer lists, trade secrets or other confidential information;

(c)

has breached a fiduciary duty, or willfully and materially violated any other duty, law, rule, regulation or policy of the Corporation or any of its Affiliates; or has been convicted of, or pled guilty or nolo contendere to, a felony or misdemeanor (other than minor traffic violations or similar offenses);

(d)	has materially breached any of the provisions of any agreement with the Corporation or any of its Affiliates;

(e)	has engaged in unfair competition with, or otherwise acted intentionally in a manner injurious to the reputation, business or assets of, the Corporation or any of its Affiliates; or

(f)

has improperly induced a vendor or customer to break or terminate any contract with the Corporation or any of its Affiliates or induced a principal for whom the Corporation or any Affiliate acts as agent to terminate such agency relationship.

A termination for Cause shall be deemed to occur (subject to reinstatement upon a contrary final determination by the Administrator) on the date on which the Corporation or any Affiliate first delivers written notice to the Participant of a finding of termination for Cause.

“Change in Control Event” means any of the following:

(a)

Approval by stockholders of the Corporation (or, if no stockholder approval is required, by the Board alone) of the complete dissolution or liquidation of the Corporation, other than in the context of a Business Combination that does not constitute a Change in Control Event under paragraph (c) below;

(b)

The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (1) the then-outstanding shares of common stock of the Corporation (the “Outstanding Company Common Stock”) or (2) the combined voting power of the then-outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this paragraph (b), the following acquisitions shall not constitute a Change in Control Event; (A) any acquisition directly from the Corporation, (B) any acquisition by the Corporation, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any Affiliate or a successor, (D) any acquisition by any entity pursuant to a Business Combination, (E) any acquisition by a Person described in and satisfying the conditions of Rule 13d-1(b) promulgated under the Exchange Act, or (F) any acquisition by a Person who is the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the Outstanding Company Common Stock and/or the Outstanding Company Voting Securities on the Effective Date (or an affiliate, heir, descendant, or related party of or to such Person);

(c)

Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Corporation or any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation (a “Subsidiary”), a sale or other disposition of all or substantially all of the assets of the Corporation, or the acquisition of assets or stock of another entity by the Corporation or any of its Subsidiaries (each, a “Business Combination”), in each case unless, following such Business Combination, (1) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Corporation or all or substantially all of the Corporation’s assets directly or through one or more subsidiaries (a “Parent”)), and (2) no Person (excluding any individual or entity described in clauses (C), (E) or (F) of paragraph (b) above) beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock of the entity resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such entity, except to the extent that the ownership in excess of 50% existed prior to the Business Combination;

provided, however, that a transaction shall not constitute a Change in Control Event if it is in connection with the underwritten public offering of the Corporation’s securities.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Common Stock” means the shares of the Corporation’s common stock, par value $0.00001 per share, and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 7.3.1 of this Plan.

“Corporation” means Coursera, Inc., a Delaware corporation, and its successors.

“Effective Date” means the date the Board approved this Plan.

“Eligible Person” has the meaning given to such term in Section 3 of this Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value,” for purposes of this Plan and unless otherwise determined or provided by the Administrator in the circumstances, means as follows:

(a)

If the Common Stock is listed or admitted to trade on the New York Stock Exchange or other national securities exchange (the “Exchange”), the Fair Market Value shall equal the closing price of a share of Common Stock as reported on the composite tape for securities on the Exchange for the date in question, or, if no sales of Common Stock were made on the Exchange on that date, the closing price of a share of Common Stock as reported on said composite tape for the next preceding day on which sales of Common Stock were made on the Exchange. The Administrator may, however, provide with respect to one or more Awards that the Fair Market Value shall equal the closing price of a share of Common Stock as reported on the composite tape for securities listed on the Exchange on the last trading day preceding the date in question or the average of the high and low trading prices of a share of Common Stock as reported on the composite tape for securities listed on the Exchange for the date in question or the most recent trading day.

(b)

If the Common Stock is not listed or admitted to trade on a national securities exchange, the Fair Market Value shall be the value as reasonably determined by the Administrator for purposes of the Award in the circumstances.

The Administrator also may adopt a different methodology for determining Fair Market Value with respect to one or more Awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular Award(s) (for example, and without limitation, the Administrator may provide that Fair Market Value for purposes of one or more Awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).

Any determination as to Fair Market Value made pursuant to this Plan shall be made without regard to any restriction other than a restriction which, by its terms, will never lapse, and shall be conclusive and binding on all persons with respect .to Awards granted under this Plan.

“Incentive Stock Option” means an Option that is designated and intended as an “incentive stock option” within the meaning of Section 422 of the Code, the award of which contains such provisions (including but not limited to the receipt of stockholder approval of this Plan, if the award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

“Nonqualified Stock Option” means an Option that is not an “incentive stock option” within the meaning of Section 422 of the Code and includes any Option designated or intended as a Nonqualified Stock Option and any Option designated or intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof.

“Option” means an option to purchase Common Stock granted under Section 5 of this Plan. The Administrator will designate any Option granted to an employee of the Corporation or an Affiliate as a Nonqualified Stock Option or an Incentive Stock Option.

“Participant” means an Eligible Person who has been granted and holds an Award under this Plan.

“Personal Representative” means the person or persons who, upon the disability or incompetence of a Participant, has acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan by virtue of having become the legal representative of the Participant.

“Plan” means this Coursera, Inc. 2014 Executive Stock Incentive Plan, as it may hereafter be amended from time to time.

“Public Offering Date” means the date the Common Stock is first registered under the Exchange Act and listed or quoted on a recognized national securities exchange.

“Restricted Shares” or “Restricted Stock” means shares of Common Stock awarded to a Participant under this Plan, subject to payment of such consideration and such conditions on vesting (which may include, among others, the passage of time, specified performance objectives or other factors) and such transfer and other restrictions as are established in or pursuant to this Plan and the related Award Agreement, to the extent such remain unvested and restricted under the terms of the applicable Award Agreement.

“Restricted Stock Award” means an award of Restricted Stock.

“SAR” means a share appreciation right, representing the right, subject to the terms and conditions of the Plan and the applicable Award Agreement, to receive a payment, in cash and/or Common Stock (as specified in the applicable Award Agreement), equal to the excess of the Fair Market Value of a share of Common Stock on the date the SAR is exercised over the “base price” of the SAR, which base price shall be set forth in the applicable Award Agreement.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Severance Date” with respect to a particular Participant means, unless otherwise provided in the applicable Award Agreement:

(a)

if the Participant is an Eligible Person under clause (a) of Section 3 and the Participant’s employment by the Corporation or any of its Affiliates terminates (regardless of the reason), the last day that the Participant is actually employed by the Corporation or such Affiliate (unless, immediately following such termination of employment, the Participant is a member of the Board or, by express written agreement with the Corporation or any of its Affiliates, continues to provide other services to the Corporation or any Affiliate as an Eligible Person under clause (c) of Section 3, in which case the Participant’s Severance Date shall not be the date of such termination of employment but shall be determined in accordance with clause (b) or (c) below, as applicable, in connection with the termination of the Participant’s other services);

(b)

if the Participant is not an Eligible Person under clause (a) of Section 3 but is an Eligible Person under clause (b) thereof, and the Participant ceases to be a member of the Board (regardless of the reason), the last day that the Participant is actually a member of the Board (unless, immediately following such termination, the Participant is an employee of the Corporation or any of its Affiliates or, by express written agreement with the Corporation or any of its Affiliates, continues to provide other services to the Corporation or any Affiliate as an Eligible Person under clause (c) of Section 3, in which case the Participant’s Severance Date shall not be the date of such termination but shall be determined in accordance with clause (a) above or (c) below, as applicable, in connection with the termination of the Participant’s employment or other services);

(c)

if the Participant is not an Eligible Person under clause (a) or clause (b) of Section 3 but is an Eligible Person under clause (c) thereof, and the Participant ceases to provide services to the Corporation or any of its Affiliates as determined in accordance with Section 7.4.4 (regardless of the reason), the last day that the Participant actually provides services to the Corporation or such Affiliate as an Eligible Person under clause (c) of Section 3 (unless, immediately following such termination, the Participant is an employee of the Corporation or any of its Affiliates or is a member of the Board, in which case the Participant’s Severance Date shall not be the date of such termination of services but shall be determined in accordance with clause (a) or (b) above, as applicable, in connection with the termination of the Participant’s employment or membership on the Board).

“Stock Award” means an award of shares of Common Stock under Section 6 of this Plan. A Stock Award may be a Restricted Stock Award or an award of unrestricted shares of Common Stock.

“Total Disability” means a “total and permanent disability” within the meaning of Section 22(e)(3) of the Code and, with respect to Awards other than Incentive Stock Options, such other disabilities, infirmities, afflictions, or conditions as the Administrator may include.

To record the adoption of the Plan by the Board on the Effective Date, effective on such date, the Company has caused its authorized officer to execute the same.

COURSERA, INC.

By	/s/ Anne Tuttle Cappel
Name:	Anne Tuttle Cappel
Title:	General Counsel and Secretary

COURSERA, INC.

2014 EXECUTIVE STOCK INCENTIVE PLAN

SIGNATURE PAGE

COURSERA, INC.

2014 EXECUTIVE STOCK INCENTIVE PLAN

STOCK OPTION AGREEMENT

THIS STOCK OPTION AGREEMENT (this “Option Agreement”) by and between Coursera, Inc., a Delaware corporation (the “Corporation”), and «FIRSTNAME» «LASTNAME» (the “Participant”) evidences the stock option (the “Option”) granted by the Corporation to the Participant as to the number of shares of the Corporation’s Common Stock, par value $0.00001 per share, first set forth below.

Number of Shares of Common Stock:1 «SHARESGRANTED»    Award Date: «GRANTDATE»

Exercise Price per Share:1 $«GRANTPRICE»                        Expiration Date:1,2 «EXPDATE»

Vesting Commencement Date: «VESTINGSTARTDATE»

Type of Option (check one):                    Nonqualified Stock Option

                                                                               Incentive Stock Option

Vesting1,2 The Option will become vested as to [25]% of the total number of shares of Common Stock subject to the Option on the first anniversary of the Vesting Commencement Date indicated above and, as to the remaining [75]% of the total number of shares of Common Stock subject to the Option, in [36] substantially equal monthly installments thereafter. No vesting will occur after Participant’s termination of service with the Corporation or its Affiliates.

[In the event that, [(a)] in connection with or within twelve (12) months following a Change of Control [or three (3) months preceding a Change of Control provided that the actual Change of Control occurs], Participant’s employment is terminated without Cause or there exists a Constructive Termination, [or (b) during the first twelve (12) months of employment, Participant’s employment is terminated without Cause,] then, subject to Participant’s delivery to the Corporation of a signed general Release of claims in favor of the Corporation in a form acceptable to the Corporation within 60 days after termination of employment and not revoking such Release within any revocation period required under applicable law to obtain a release of claims, and Participant’s ongoing compliance with the terms and conditions of such Participant’s employment agreement with the Corporation, Participant will be entitled to immediate vesting in full with respect to the number of shares subject to the Option that would have otherwise vested during the six-month period following such termination to the extent then outstanding and unvested [(assuming that [1/48th] of the shares would vest each month, without regard to any cliff)]. “Cause,” “Change of Control” and “Constructive Termination” shall be as defined in Participant’s employment agreement with the Corporation dated «EMPLOYMENTAGREEMENTDATE».]

The Option is granted under the Coursera, Inc. 2014 Executive Stock Incentive Plan (the “Plan”) and subject to the Terms and Conditions of Stock Option (the “Terms”) attached to this Option Agreement (incorporated herein by this reference) and to the Plan. The Option has been granted to the Participant in addition to, and not in lieu of, any other form of compensation otherwise payable or to be paid to the Participant. Capitalized terms are defined in the Plan if not defined herein. The parties agree to the terms of the Option set forth herein. The Participant acknowledges receipt of a copy of the Terms, the Plan and the Stock Option Questions & Answers for the Plan, specifically acknowledges and agrees to Section 12 of the Terms, and agrees to maintain in confidence, to the extent permitted by applicable law, all information provided to him/her in connection with the Option.

[1]	Subject to adjustment under Section 7.3.1 of the Plan.
[2]	Subject to early termination under Section 5.6 or 7.3 of the Plan.

“PARTICIPANT” Signature «FIRSTNAME» «LASTNAME» Print Name Address City, State, Zip Code Date	COURSERA, INC., a Delaware corporation By: Its: General Counsel

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TERMS AND CONDITIONS OF STOCK OPTION

1.	Vesting; Limits on Exercise.

The Option shall vest and become exercisable in percentage installments of the aggregate number of shares subject to the Option as set forth on the cover page of this Option Agreement. The Option may be exercised only to the extent the Option is vested and exercisable.

•

Cumulative Exercisability. To the extent the Option is vested and exercisable, the Participant has the right to exercise the Option (to the extent not previously exercised), and such right shall continue, until the expiration or earlier termination of the Option.

•	No Fractional Shares. Fractional share interests shall be disregarded, but may be cumulated.

•

Minimum Exercise. No fewer than 100 shares of Common Stock (subject to adjustment under Section 7.3.1 of the Plan) may be purchased at any one time, unless the number purchased is the total number at the time exercisable under the Option.

•

ISO Value Limit. If the Option is designated as an Incentive Stock Option (an “ISO”), as indicated on the cover page of this Option Agreement, and if the aggregate fair market value of the shares with respect to which ISOs (whether granted under the Option or otherwise) first become exercisable by the Participant in any calendar year exceeds $100,000, as measured on the applicable Award Dates, the limitations of Section 5.5.1 of the Plan shall apply and to such extent the Option will be rendered a Nonqualified Stock Option.

2.	Continuance of Employment/Service Required; No Employment/Service Commitment.

The vesting schedule requires continued employment or service through each applicable vesting date as a condition to the vesting of the applicable installment of the Option and the rights and benefits under this Option Agreement. Employment or service for only a portion of the vesting period, even if a substantial portion, will not entitle the Participant to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services as provided in Section 4 below, under the Plan, or under the Exercise Agreement (as such term is defined below).

Nothing contained in this Option Agreement, the Plan or the Exercise Agreement constitutes a continued employment or service commitment by the Corporation or any of its Affiliates, affects the Participant’s status, if he or she is an employee, as an employee at will who is subject to termination without cause, confers upon the Participant any right to remain employed by or in service to the Corporation or any Affiliate, interferes in any way with the right of the Corporation or any Affiliate at any time to terminate such employment or service, or affects the right of the Corporation or any Affiliate to increase or decrease the Participant’s other compensation. Nothing in this Option Agreement, however, is intended to adversely affect any independent contractual right of the Participant without his/her consent thereto.

3.	Method of Exercise of Option.

The Option shall be exercisable by the delivery to the Secretary of the Corporation (or such other person as the Administrator may require pursuant to such administrative exercise procedures as the Administrator may implement from time to time) of:

•

an executed Exercise Agreement (stating the number of shares of Common Stock to be purchased pursuant to the Option) in substantially the form attached hereto as Exhibit A or such other form as the Administrator may require from time to time (the “Exercise Agreement”);

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•

payment in full for the Exercise Price of the shares to be purchased, in cash or by electronic funds transfer to the Corporation, or by certified or cashier’s check payable to the order of the Corporation subject to such specific procedures or directions as the Administrator may establish;

•	any written statements or agreements required pursuant to Section 7.5.1 of the Plan; and

•	satisfaction of the tax withholding provisions of Section 7.6 of the Plan.

The Administrator also may, but is not required to, authorize a non-cash payment alternative by one or more of the following methods (subject in each case to compliance with all applicable laws, rules, regulations and listing requirements and further subject to such rules as the Administrator may adopt as to any such payment method):

•	shares of Common Stock already owned by the Participant, valued at their Fair Market Value on the exercise date; and/or

•

a reduction in the number of shares of Common Stock otherwise deliverable to the Participant pursuant to the exercise of the Option (based on the Fair Market Value of such shares on the exercise date); and/or

•

if the Common Stock is then registered under the Exchange Act and listed or quoted on a recognized national securities exchange, irrevocable instructions to a broker to, upon exercise of the Option, promptly sell a sufficient number of shares of Common Stock acquired upon exercise of the Option and deliver to the Corporation the amount necessary to pay the Exercise Price (and, if applicable, the amount of any related tax withholding obligations); and/or

•	a note meeting the requirements of Section 5.3.3 of the Plan (or, in the case of tax loans, Section 7.6 of the Plan).

An Option will qualify as an ISO only if it meets all of the applicable requirements of the Code. If the Option is designated as an ISO, the Option may be rendered a Nonqualified Stock Option if the Administrator permits the use of one or more of the non-cash payment alternatives referenced above.

In addition, following the date on which the Corporation’s Stock is first listed for trading on an established securities market, if during any part of the exercise period described above the exercise of this Option would be prohibited solely because the issuance of Shares upon such exercise would violate the registration requirements under the Securities Act or a similar provision of other applicable law, then instead of terminating at the end of such prescribed period, the then-vested portion of this Option will instead remain outstanding and not expire until the earlier of (i) the Expiration Date as set forth on the cover page of the Option Agreement or (ii) the date on which the then-vested portion of this Option has been exercisable without violation of applicable law for the aggregate period (which need not be consecutive) after termination of the Participant’s service specified in Section 5.6 of the Plan.

4.	Early Termination of Option.

The Option, to the extent not previously exercised, and all other rights in respect thereof, whether vested and exercisable or not, shall terminate and become null and void prior to the Expiration Date in the event of:

•	the termination of the Participant’s employment or services as provided in Section 5.6 of the Plan, or

•	the termination of the Option pursuant to Section 7.3 of the Plan.

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Notwithstanding any post-termination exercise period provided for herein or in the Plan, an Option will qualify as an ISO only if it is exercised within the applicable exercise periods for ISOs under, and meets all of the other requirements of, the Code. If the Option is designated as an ISO and is not exercised within the applicable exercise periods for ISOs or does not meet such other requirements, the Option will be rendered a Nonqualified Stock Option.

5.	Non-Transferability of Option and Shares Acquired on Exercise of Option or any Prior Option Grants.

The Option and any other rights of the Participant under this Option Agreement or the Plan are nontransferable and exercisable only by the Participant, except as set forth in Section 7.2 of the Plan. Any shares of Common Stock acquired on exercise of the Option are also subject to rights of first refusal and other rights in favor of the Corporation as set forth herein and in the Exercise Agreement.

6.	Securities Law Compliance.

The Participant acknowledges that the Option and the shares of Common Stock are not being registered under the Securities Act, based, in part, in reliance upon an exemption from registration under applicable federal securities laws and a comparable exemption from qualification under applicable state securities laws, as each may be amended from time to time. The Participant, by executing this Option Agreement, hereby makes the following representations to the Corporation and acknowledges that the Corporation’s reliance on federal and state securities law exemptions from registration and qualification is predicated, in substantial part, upon the accuracy of these representations:

•

The Participant is acquiring the Option and, if and when he/she exercises the Option, will acquire the shares of Common Stock solely for the Participant’s own account, for investment purposes only, and not with a view to or an intent to sell, or to offer for resale in connection with any unregistered distribution, all or any portion of the shares within the meaning of the Securities Act and/or any applicable state securities laws.

•

The Participant has had an opportunity to ask questions and receive answers from the Corporation regarding the terms and conditions of the Option and the restrictions imposed on any shares of Common Stock purchased upon exercise of the Option. The Participant has been furnished with, and/or has access to, such information as he or she considers necessary or appropriate for deciding whether to exercise the Option and purchase shares of Common Stock. However, in evaluating the merits and risks of an investment in the Common Stock, the Participant has and will rely upon the advice of his/her own legal counsel, tax advisors, and/or investment advisors.

•

The Participant is aware that the Option may be of no practical value, that any value it may have depends on its vesting and exercisability as well as an increase in the Fair Market Value of the underlying shares of Common Stock to an amount in excess of the Exercise Price, and that any investment in common shares of a closely held corporation such as the Corporation is non-marketable, non-transferable and could require capital to be invested for an indefinite period of time, possibly without return, and at substantial risk of loss.

•

The Participant understands that any shares of Common Stock acquired on exercise of the Option will be characterized as “restricted securities” under the federal securities laws, and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances, including in accordance with the conditions of Rule 144 promulgated under the Securities Act, as presently in effect, with which the Participant is familiar.

•

The Participant has read and understands the restrictions and limitations set forth in the Plan, this Option Agreement (including these Terms), and the Exercise Agreement, which are imposed on the Option and any shares of Common Stock which may be acquired upon exercise of the Option.

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•

At no time was an oral representation made to the Participant relating to the Option or the purchase of shares of Common Stock and the Participant was not presented with or solicited by any promotional meeting or material relating to the Option or the Common Stock.

•

The Participant agrees to accept by email all documents relating to the Corporation, the Plan or this Option and all other documents that the Corporation is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission). The Participant also agrees that the Corporation may deliver these documents by posting them on a website maintained by the Corporation or by a third party under contract with the Corporation. If the Corporation posts these documents on a website, it shall notify the Participant by email of their availability. The Participant acknowledges that he or she may incur costs in connection with electronic delivery, including the cost of accessing the internet and printing fees, and that an interruption of internet access may interfere with his or her ability to access the documents. This consent shall remain in effect until this Option expires or until the Participant gives the Corporation written notice that it should deliver paper documents.

7.	Lock-Up Agreement.

Neither the Participant (nor any permitted transferee) may, directly or indirectly, offer, sell or transfer or dispose of any of the shares of Common Stock acquired upon exercise of the Option (the “Shares”) or any interest therein (or agree to do any thereof) (collectively, a “Transfer”) during the period commencing as of 14 days prior to and ending 180 days, or such lesser period of time as the relevant underwriters may permit (or such other longer period as may be requested by the Corporation or an underwriter to accommodate regulatory restrictions on (a) the publication or other distribution of research reports and (b) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto), after the effective date of a registration statement covering any public offering of the Corporation’s securities of which the Participant has notice. (The term “Participant” includes, where the context so requires, any permitted direct or indirect transferee of the Participant.) The Participant shall agree and consent to the entry of stop transfer instructions with the Corporation’s transfer agent against the Transfer of the Corporation’s securities beneficially owned by the Participant and shall confirm the limitations hereunder and under the Exercise Agreement by agreement with and for the benefit of the relevant underwriters by a lock-up agreement or other agreement in customary form. Notwithstanding anything else herein to the contrary, this Section 7 shall not be construed so as to prohibit the Participant from participating in a registration or a public offering of the Common Stock with respect to any Shares which he or she may hold at that time, provided, however, that such participation shall be at the sole discretion of the Board.

8.	Right of First Refusal.

If for any reason the restriction on transfer of the Shares set forth in Section 5 above is not enforceable or otherwise does not apply at the relevant time, the Corporation shall have a right of first refusal, as set forth below, to purchase the Shares acquired upon exercise of the Option before the Shares (or any interest in them) can be validly transferred to any other person or entity.

8.1 Notice of Intent to Sell. Before there can be a valid sale or transfer of any Shares (or any interest in them) by any holder thereof, the holder shall first give notice in writing to the Corporation, mailed or delivered in accordance with the provisions of Section 9, of his or her intention to sell or transfer such Shares (the “Option Notice”).

The Option Notice shall specify the identity of the proposed transferee, the number of Shares to be sold or transferred to the transferee, the price per Share and the terms upon which such holder intends to make such sale or transfer. If the payment terms for the Shares described in the Option Notice differ from delivery of cash or a check at closing, the Corporation shall have the option, as set forth herein, of purchasing the Shares for cash (or

4

a cash equivalent) at closing in an amount which the Corporation determines is a fair value equivalent of that payment. The determination of a fair value equivalent shall be made in the Corporation’s best judgment and such determination shall be mailed or delivered to the selling or transferring stockholder (the “Corporation’s Notice”) within ten (10) days of its receipt of the Option Notice. Should the selling or transferring stockholder disagree with the Corporation’s determination of a fair value equivalent, he or she shall have the right (the “Retraction Right”) to retract the proposed sale or transfer to a third party and the offer of Shares to the Corporation pursuant to the Option Notice (such retraction to be made in writing and mailed or delivered in accordance with the provisions of Section 9). If the stockholder again proposes to sell or transfer the Shares, the stockholder shall again offer such Shares to the Corporation pursuant to the terms of this Section 8 prior to any sale or transfer.

8.2 Option to Purchase. Subject to the selling stockholder’s Retraction Right, during the 60-day period commencing upon receipt of the Option Notice by the Corporation (the “Option Period”), the Corporation shall have an option to purchase any or all of the Shares specified in the Option Notice at the price offered therein (the “Right of First Refusal”).

8.3 Purchase of Shares. Not more than thirty (30) days after receipt of the Option Notice, the Corporation shall give written notice to the stockholder desiring to sell or transfer Shares of the number of such Shares to be purchased (or, if no Shares are to be purchased, stating such fact) by the Corporation pursuant to the terms of this Section 8 (the “Purchase Notice”). Purchases pursuant to this Section 8 shall be consummated within thirty (30) days after delivery of the Purchase Notice to the selling stockholder, but in no event later than the expiration of the Option Period. The purchase price shall be paid at the closing in cash, by check, by cancellation of money purchase indebtedness, or, if the payment terms set forth in the Option Notice differ from payment in cash or by check at closing, in accordance with the payment terms set forth in the Option Notice (or payment of the amount set forth in the Corporation’s Notice in cash, by cancellation of money purchase indebtedness, or by check). The purchase price shall be paid against surrender by the selling stockholder of a stock certificate evidencing the number of Shares specified in the Option Notice, with duly endorsed stock powers.

8.4 Ability to Sell Unpurchased Shares. Unless all of the Shares referred to in the Option Notice are to be purchased as indicated in the Purchase Notice, the stockholder desiring to sell or transfer may dispose of any Shares referred to in the Option Notice that are not to be purchased by the Corporation to the person or persons specified in the Option Notice during a period of twenty (20) days commencing upon his or her receipt of the Purchase Notice; provided, however, that he or she shall not sell or transfer such Shares (a) at a lower price or on terms more favorable to the purchaser or transferee than those specified in the Option Notice, or (b) to a person other than the person or persons specified in the Option Notice; and provided further that such transfer is consistent with the other provisions and limitations of the Plan, this Option Agreement (including these Terms), and the Exercise Agreement. If the transfer is not consummated within such twenty (20) day period, the stockholder shall again offer such Shares to the Corporation pursuant to the terms of this Section 8 prior to any sale or transfer to the same or any other person.

8.5 Assignment. Notwithstanding anything to the contrary, the Corporation may assign any or all of its rights under this Section 8 to one or more stockholders of the Corporation.

8.6 Termination of Right of First Refusal. The Corporation’s Right of First Refusal shall terminate to the extent that it is not exercised prior to the Public Offering Date.

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8.7 No Stockholder Rights Following Repurchase. If the Participant (or any permitted transferee) holds Shares as to which the Right of First Refusal has been exercised, the Participant shall be entitled to payment in accordance with the provisions of this Section 8 but (unless otherwise required by law) shall no longer be entitled to participation in the Corporation or other rights as a stockholder with respect to the shares subject to the repurchase. To the maximum extent permitted by law, the Participant’s rights following the exercise of the Right of First Refusal shall, with respect to the repurchase and the Shares covered thereby, be solely the rights that he or she has as a general creditor of the Corporation to receive payment of the amount specified in this Section 8.

9.	Notices.

Any notice to be given under the terms of this Option Agreement or the Exercise Agreement shall be in writing and addressed to the Corporation at its principal office to the attention of the Secretary, and to the Participant at the address reflected or last reflected on the Corporation’s payroll records. Any notice shall be delivered in person or shall be enclosed in a properly sealed envelope, addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government. Any such notice shall be given only when received, but if the Participant is no longer an Eligible Person, shall be deemed to have been duly given five business days after the date mailed in accordance with the foregoing provisions of this Section 9.

10.	Plan.

The Option and all rights of the Participant under this Option Agreement are subject to the terms and conditions of the Plan, incorporated herein by this reference. The Participant agrees to be bound by the terms of the Plan and this Option Agreement (including the Terms). The Participant acknowledges having read and understood the Plan, the Stock Option Questions & Answers for the Plan, and this Option Agreement. Unless otherwise expressly provided in other sections of this Option Agreement, provisions of the Plan that confer discretionary authority on the Board or the Administrator do not and shall not be deemed to create any rights in the Participant unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board or the Administrator so conferred by appropriate action of the Board or the Administrator under the Plan after the date hereof.

11.	Entire Agreement.

This Option Agreement (including these Terms and together with the form of Exercise Agreement attached hereto) and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan, this Option Agreement and the Exercise Agreement may be amended pursuant to Section 7.7 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof or of the Exercise Agreement in writing to the extent such waiver does not adversely affect the interests of the Participant hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

12.	Satisfaction of All Rights to Equity.

The Option is in complete satisfaction of any and all rights that the Participant may have (under an employment, consulting, or other written or oral agreement with the Corporation or any of its Affiliates, or otherwise) to receive (1) stock options or stock awards with respect to the securities of the Corporation or any of its Affiliates, and/or (2) any other equity or derivative security in or with respect to the Corporation or any of its Affiliates. This Option Agreement supersedes the terms of all prior understandings and agreements, written or oral, of the parties with respect to such matters. The Participant shall have no further rights or benefits under any prior agreement conveying any right with respect to any security or derivative security in or with respect to the Corporation or any of its Affiliates. The foregoing notwithstanding, this Section 12 shall not adversely affect the Participant’s rights under any prior stock option or stock award agreement under the Plan (provided such agreement is expressly labeled as a stock option or stock award agreement under the Plan (or a predecessor plan) and is similar in form to this Option Agreement) which has been signed by an authorized officer of the Corporation.

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13.	Governing Law; Limited Rights; Severability.

13.1. Delaware Law; Construction. This Option Agreement and the Exercise Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to conflict of law principles thereunder. The language of all parts of the Plan, this Option Agreement (including these Terms) and the Exercise Agreement shall in all cases be construed as a whole, according to its fair meaning, and not strictly for or against either of the parties.

13.2. Limited Rights. The Participant has no rights as a stockholder of the Corporation with respect to the Option as set forth in Section 7.8 of the Plan. The Option does not place any limit on the corporate authority of the Corporation as set forth in Section 7.15 of the Plan.

13.3. Arbitration. Any controversy arising out of or relating to this Option Agreement (including these Terms), the Plan, and/or the Exercise Agreement, their enforcement or interpretation, or because of an alleged breach, default, or misrepresentation in connection with any of their provisions, or any other controversy arising out of or related to the Option, including, but not limited to, any state or federal statutory claims, shall be submitted to arbitration in Santa Clara County, California, before a sole arbitrator selected from Judicial Arbitration and Mediation Services, Inc., San Jose, California, or its successor (“JAMS”), or if JAMS is no longer able to supply the arbitrator, such arbitrator shall be selected from the American Arbitration Association, and shall be conducted in accordance with the provisions of California Code of Civil Procedure §§ 1280 et seq. as the exclusive forum for the resolution of such dispute; provided, however, that provisional injunctive relief may, but need not, be sought by either party to this Option Agreement in a court of law while arbitration proceedings are pending, and any provisional injunctive relief granted by such court shall remain effective until the matter is finally determined by the arbitrator. Final resolution of any dispute through arbitration may include any remedy or relief which the arbitrator deems just and equitable, including any and all remedies provided by applicable state or federal statutes. At the conclusion of the arbitration, the arbitrator shall issue a written decision that sets forth the essential findings and conclusions upon which the arbitrator’s award or decision is based. Any award or relief granted by the arbitrator hereunder shall be final and binding on the parties hereto and may be enforced by any court of competent jurisdiction. The parties acknowledge and agree that they are hereby waiving any rights to trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other in connection with any matter whatsoever arising out of or in any way connected with any of the matters referenced in the first sentence above. The parties agree that Corporation shall be responsible for payment of the forum costs of any arbitration hereunder, including the arbitrator’s fee. The parties further agree that in any proceeding with respect to such matters, each party shall bear its own attorney’s fees and costs (other than forum costs associated with the arbitration) incurred by it or him or her in connection with the resolution of the dispute.

13.4. Severability. If the arbitrator selected in accordance with Section 13.3 or a court of competent jurisdiction determines that any portion of this Option Agreement, the Plan, or the Exercise Agreement is in violation of any statute or public policy, then only the portions of this Option Agreement, the Plan, or the Exercise Agreement, as applicable, which violate such statute or public policy shall be stricken, and all portions of this Option Agreement, the Plan, and the Exercise Agreement which do not violate any statute or public policy shall continue in full force and effect. Furthermore, it is the parties’ intent that any court order striking any portion of this Option Agreement, the Plan, and/or the Exercise Agreement should modify the stricken terms as narrowly as possible to give as much effect as possible to the intentions of the parties hereunder.

13.5. Stockholder Approval. Notwithstanding anything else contained herein to the contrary, the Option and all rights of the Participant under this Option Agreement are subject to approval of the Plan by the Corporation’s stockholders (such approval to be obtained in accordance with the terms of the Plan, the Corporation’s Bylaws, and applicable law) within 12 months after the Effective Date of the Plan. No portion of the Option shall be exercisable at any time prior to the approval of the Plan by the Corporation’s stockholders.

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14.	Clawback Policy.

The Option is subject to the terms of the Corporation’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require forfeiture of the Option and repayment or forfeiture of any shares of Common Stock or other cash or property received with respect to the Option (including any value received from a disposition of the shares acquired upon exercise of the Option).

15.	No Advice Regarding Grant.

The Participant is hereby advised to consult with his or her own tax, legal and/or investment advisors with respect to any advice the Participant may determine is needed or appropriate with respect to the Option (including, without limitation, to determine the foreign, state, local, estate and/or gift tax consequences with respect to the Option and any shares that may be acquired upon exercise of the Option). Neither the Corporation nor any of its officers, directors, affiliates or advisors makes any representation (except for the terms and conditions expressly set forth in this Option Agreement) or recommendation with respect to the Option. Except for the withholding rights contemplated by Section 3 above and Section 7.6 of the Plan, the Participant is solely responsible for any and all tax liability that may arise with respect to the Option and any shares that may be acquired upon exercise of the Option.

16.	Personal Data Authorization.

The Participant consents to the collection, use and transfer of personal data as described in this Section 16. The Participant understands and acknowledges that the Corporation, the Participant’s employer and the Corporation’s other subsidiaries hold certain personal information regarding the Participant for the purpose of managing and administering the Plan, including (without limitation) the Participant’s name, home address, telephone number, date of birth, social insurance number, salary, nationality, job title, any Shares or directorships held in the Corporation and details of all options or any other entitlements to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor (the “Data”). The Participant further understands and acknowledges that the Corporation and/or its subsidiaries will transfer Data among themselves as necessary for the purpose of implementation, administration and management of the Participant’s participation in the Plan and that the Corporation and/or any subsidiary may each further transfer Data to any third party assisting the Corporation in the implementation, administration and management of the Plan. The Participant understands and acknowledges that the recipients of Data may be located in the United States or elsewhere. The Participant authorizes such recipients to receive, possess, use, retain and transfer Data, in electronic or other form, for the purpose of administering the Participant’s participation in the Plan, including a transfer to any broker or other third party with whom the Participant elects to deposit Shares acquired under the Plan of such Data as may be required for the administration of the Plan and/or the subsequent holding of Shares on the Participant’s behalf. The Participant may, at any time, view the Data, require any necessary modifications of Data or withdraw the consents set forth in this Section 16 by contacting the Corporation in writing..

(Remainder of Page Intentionally Left Blank)

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EXHIBIT A

COURSERA, INC.

2014 EXECUTIVE STOCK INCENTIVE PLAN

OPTION EXERCISE AGREEMENT

The undersigned (the “Purchaser”) hereby irrevocably elects to exercise his/her right, evidenced by that certain Stock Option Agreement covering the Option granted as of «GRANTDATE» (the “Option Agreement”) under the Coursera, Inc. 2014 Executive Stock Incentive Plan (the “Plan”), as follows:

•

the Purchaser hereby irrevocably elects to purchase __________________ shares of Common Stock, par value $0.00001 per share (the “Shares”), of Coursera, Inc., a Delaware corporation (the “Corporation”), and

•	such purchase shall be at the price of $«GRANTPRICE» per share, for an aggregate amount of $__________________ (subject to applicable withholding taxes pursuant to Section 7.6 of the Plan).

Capitalized terms are defined in the Plan if not defined herein.

1. Delivery of Share Certificate. The Purchaser requests that a certificate representing the Shares be registered to Purchaser and held by the Corporation pursuant to this Exercise Agreement. The Corporation shall be entitled to hold such certificate in order to ensure compliance with the transfer restrictions and other provisions contained in the Option Agreement, this Exercise Agreement and the Plan. Prior to the Corporation’s release of any certificate evidencing Shares to the Purchaser, the Purchaser (or the Purchaser’s Beneficiary or Personal Representative in the event of the Purchaser’s death or incapacity, as the case may be) shall deliver to the Corporation any representations or other documents or assurances as the Corporation may deem necessary or reasonably desirable to ensure compliance with all applicable legal and regulatory requirements. The Shares represented by any certificate so released shall continue to be subject to the other restrictions set forth herein, in the Option Agreement and in the Plan.

2. Investment Representations. The Purchaser acknowledges that the sale of the Shares by the Purchaser is restricted by Securities and Exchange Commission Rule 144. The Purchaser hereby affirms as made as of the date hereof the representations in Section 6 of the “Terms and Conditions of Stock Option” (which are attached to and a part of the Option Agreement, the “Terms”) and such representations are incorporated herein by this reference. The Purchaser represents that he/she has no need for liquidity in this investment, has the ability to bear the economic risk of this investment, and can afford a complete loss of the purchase price for the Shares.

The Purchaser also understands and acknowledges (a) that the certificates representing the Shares will be legended as provided for in Section 7.5.3 of the Plan, and (b) that the Corporation has no obligation to register the Shares or file any registration statement under federal or state securities laws.

3. Limitation on Disposition and Other Restrictions. The Shares are subject to and the Purchaser hereby agrees to the following terms and conditions of the sale of the Shares to the Purchaser:

•	any transfer of the Shares must comply with the restrictions on transfer set forth in Section 7.2 of the Plan and with all applicable laws as set forth in Section 7.5 of the Plan;

•

the Shares are subject to, and following any otherwise permitted transfer of the Shares, the Shares shall remain subject to and the transferee shall be bound by, the transfer restrictions set forth in Section 5 of the Terms, the lock-up provisions set forth in Section 7 of the Terms, the Corporation’s right of first refusal set forth in Section 8 of the Terms, the share legend requirements of Section 7.5.3 of the Plan, the foregoing provisions of this Section 3, and the arbitration provisions of Section 13.3 of the Terms; and

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•

as a condition to any otherwise permitted transfer of the Shares, the Corporation may require the transferee to execute a written agreement, in a form acceptable to the Administrator, that the transferee acknowledges and agrees to the foregoing terms and restrictions imposed on the Shares.

4. Plan and Option Agreement. The Purchaser acknowledges that all of his/her rights are subject to, and the Purchaser agrees to be bound by, all of the terms and conditions of the Plan and the Option Agreement (including the Terms), both of which are incorporated herein by this reference. If a conflict or inconsistency between the terms and conditions of this Exercise Agreement and of the Plan or the Option Agreement shall arise, the terms and conditions of the Plan and/or the Option Agreement shall govern. The Purchaser acknowledges receipt of a copy of all documents referenced herein (including the Terms and the Stock Option Questions & Answers for the Plan) and acknowledges reading and understanding these documents and having an opportunity to ask any questions that he/she may have had about them. Any controversy or claim arising out of or relating to this Exercise Agreement shall be submitted to arbitration in accordance with Section 13.3 of the Terms, and Delaware law shall apply as provided in Section 13.1 of the Terms.

5. Entire Agreement. This Exercise Agreement, the Option Agreement (including the Terms), and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan, the Option Agreement and this Exercise Agreement may be amended pursuant to Section 7.7 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof or of the Option Agreement in writing to the extent such waiver does not adversely affect the interests of the Purchaser hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

6. Notice of Sale of ISO Shares. If the Shares are being acquired upon exercise of an Option intended to qualify as an Incentive Stock Option, the Purchaser agrees that, upon any sale or other transfer of the Shares within either one year of the date that they are acquired by the Purchaser or two years after the Award Date set forth in the Option Agreement, the Purchaser shall provide the notice required under Section 5.5.3 of the Plan.

“PURCHASER” Signature «FIRSTNAME» «LASTNAME» Print Name Date

ACCEPTED BY:
COURSERA, INC.,

a Delaware corporation

By:

Its: General Counsel

(To be completed by the corporation after the price (including applicable withholding taxes), value (if applicable) and receipt of funds is verified.)

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COURSERA, INC.

2014 EXECUTIVE STOCK INCENTIVE PLAN

EARLY EXERCISE STOCK OPTION AGREEMENT

THIS EARLY EXERCISE STOCK OPTION AGREEMENT (this “Option Agreement”) by and between Coursera, Inc., a Delaware corporation (the “Corporation”), and «FIRSTNAME» «LASTNAME» (the “Participant”) evidences the stock option (the “Option”) granted by the Corporation to the Participant as to the number of shares of the Corporation’s Common Stock, par value $0.00001 per share, first set forth below.

Number of Shares of Common Stock:1   «SHARESGRANTED»        Award Date: «GRANTDATE»

Exercise Price per Share:1   $«GRANTPRICE»                    Expiration Date:1,2 «EXPDATE»

Vesting Commencement Date:     «VESTINGSTARTDATE»

Type of Option (check one):                    Nonqualified Stock Option

                                    Incentive Stock Option

Vesting1,2 The Option will become vested as to [25]% of the total number of shares of Common Stock subject to the Option on the first anniversary of the Vesting Commencement Date indicated above and, as to the remaining [75]% of the total number of shares of Common Stock subject to the Option, in [36] substantially equal monthly installments thereafter. No vesting will occur after Participant’s termination of service with the Corporation or its Affiliates.

[In the event that, [(a)] in connection with or within twelve (12) months following a Change of Control [or three (3) months preceding a Change of Control provided that the actual Change of Control occurs], Participant’s employment is terminated without Cause or there exists a Constructive Termination, [or (b) during the first twelve (12) months of employment, Participant’s employment is terminated without Cause,] then, subject to Participant’s delivery to the Corporation of a signed general Release of claims in favor of the Corporation in a form acceptable to the Corporation within 60 days after termination of employment and not revoking such Release within any revocation period required under applicable law to obtain a release of claims, and Participant’s ongoing compliance with the terms and conditions of such Participant’s employment agreement with the Corporation, Participant will be entitled to immediate vesting in full with respect to the number of shares subject to the Option that would have otherwise vested during the six-month period following such termination to the extent then outstanding and unvested [(assuming that [1/48th] of the shares would vest each month, without regard to any cliff)]. “Cause,” “Change of Control” and “Constructive Termination” shall be as defined in Participant’s employment agreement with the Corporation dated «EMPLOYMENTAGREEMENTDATE».]

The Option is granted under the Coursera, Inc. 2014 Executive Stock Incentive Plan (the “Plan”) and subject to the Terms and Conditions of Early Exercise Stock Option (the “Terms”) attached to this Option Agreement (incorporated herein by this reference) and to the Plan. The Option has been granted to the Participant in addition to, and not in lieu of, any other form of compensation otherwise payable or to be paid to the Participant. Capitalized terms are defined in the Plan if not defined herein. The parties agree to the terms of the Option set forth herein. The Participant acknowledges receipt of a copy of the Terms, the Plan and the Stock Option Questions & Answers for the Plan (including the supplement thereto for Early Exercise Options), specifically acknowledges and agrees to Section 12 of the Terms, and agrees to maintain in confidence, to the extent permitted by applicable law, all information provided to him/her in connection with the Option.

[1]	Subject to adjustment under Section 7.3.1 of the Plan.
[2]	Subject to early termination under Section 5.6 or 7.3 of the Plan.

“PARTICIPANT”	COURSERA, INC., a Delaware corporation

Signature	By:

«FIRSTNAME» «LASTNAME» Print Name Address City, State, Zip Code Date	Its:	General Counsel

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TERMS AND CONDITIONS OF EARLY EXERCISE STOCK OPTION

1.	Vesting; Limits on Exercise.

The Option shall vest in percentage installments of the aggregate number of shares subject to the Option as set forth on the cover page of this Option Agreement.

•

Cumulative Exercisability. The Participant has the right to exercise the Option (to the extent not previously exercised), and such right shall continue, until the expiration or earlier termination of the Option.

•

Restricted Shares. If the Participant elects to exercise all or any portion of the Option before it has fully vested, the shares of Common Stock acquired upon exercise of the Option which are attributable to the unvested portion of the Option shall be Restricted Shares (as such term is defined in the Plan). Such Restricted Shares shall continue to vest in accordance with the vesting schedule set forth on the cover page of this Option Agreement.

•	No Fractional Shares. Fractional share interests shall be disregarded, but may be cumulated.

•

Minimum Exercise. No fewer than 100 shares of Common Stock (subject to adjustment under Section 7.3.1 of the Plan) may be purchased at any one time, unless the number purchased is the total number at the time exercisable under the Option.

•

ISO Value Limit. If the Option is designated as an Incentive Stock Option (an “ISO”), as indicated on the cover page of this Option Agreement, and if the aggregate fair market value of the shares with respect to which ISOs (whether granted under the Option or otherwise) first become exercisable by the Participant in any calendar year exceeds $100,000, as measured on the applicable Award Dates, the limitations of Section 5.5.1 of the Plan shall apply and to such extent the Option will be rendered a Nonqualified Stock Option.

2.	Continuance of Employment/Service Required; No Employment/Service Commitment.

The vesting schedule requires continued employment or service through each applicable vesting date as a condition to the vesting of the applicable installment of the Option and the rights and benefits under this Option Agreement. Employment or service for only a portion of the vesting period, even if a substantial portion, will not entitle the Participant to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services as provided in Section 4 below, under the Plan, or under the applicable Exercise Agreement (as such term is defined below).

Nothing contained in this Option Agreement, the Plan or any Exercise Agreement constitutes a continued employment or service commitment by the Corporation or any of its Affiliates, affects the Participant’s status, if he or she is an employee, as an employee at will who is subject to termination without cause, confers upon the Participant any right to remain employed by or in service to the Corporation or any Affiliate, interferes in any way with the right of the Corporation or any Affiliate at any time to terminate such employment or service, or affects the right of the Corporation or any Affiliate to increase or decrease the Participant’s other compensation. Nothing in this Option Agreement, however, is intended to adversely affect any independent contractual right of the Participant without his/her consent thereto.

3.	Method of Exercise of Option.

To the extent that the Participant desires to exercise a portion of the Option that is then vested, the Participant shall deliver to the Corporation an executed Exercise Agreement in substantially the form attached hereto as Exhibit A and satisfy the other exercise procedures described below. To the extent that the Participant desires to exercise a portion of the Option that is not vested, the Participant shall deliver to the Corporation an executed Exercise Agreement in substantially the form attached hereto as Exhibit B and satisfy the other exercise procedures described below. The applicable form of Exercise Agreement is referred to as the “Exercise Agreement.”

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The Option shall be exercisable (whether the exercise is with respect to the vested or the unvested portion of the Option, as described above) by the delivery to the Secretary of the Corporation (or such other person as the Administrator may require pursuant to such administrative exercise procedures as the Administrator may implement from time to time) of:

•

an executed Exercise Agreement (stating the number of shares of Common Stock to be purchased pursuant to the Option) in substantially the form attached hereto as Exhibit A or Exhibit B, as applicable, or such other form as the Administrator may require from time to time;

•

payment in full for the Exercise Price of the shares to be purchased, in cash or by electronic funds transfer to the Corporation, or by certified or cashier’s check payable to the order of the Corporation subject to such specific procedures or directions as the Administrator may establish;

•	any written statements or agreements required pursuant to Section 7.5.1 of the Plan; and

•	satisfaction of the tax withholding provisions of Section 7.6 of the Plan.

The Administrator also may, but is not required to, authorize a non-cash payment alternative by one or more of the following methods (subject in each case to compliance with all applicable laws, rules, regulations and listing requirements and further subject to such rules as the Administrator may adopt as to any such payment method):

•	shares of Common Stock already owned by the Participant, valued at their Fair Market Value on the exercise date; and/or

•

a reduction in the number of vested shares of Common Stock otherwise deliverable to the Participant pursuant to the exercise of the Option (based on the Fair Market Value of such shares on the exercise date); and/or

•

if the Common Stock is then registered under the Exchange Act and listed or quoted on a recognized national securities exchange, irrevocable instructions to a broker to, upon exercise of the Option, promptly sell a sufficient number of shares of Common Stock acquired upon exercise of the Option and deliver to the Corporation the amount necessary to pay the Exercise Price (and, if applicable, the amount of any related tax withholding obligations); and/or

•	a note meeting the requirements of Section 5.3.3 of the Plan (or, in the case of tax loans, Section 7.6 of the Plan).

An Option will qualify as an ISO only if it meets all of the applicable requirements of the Code. If the Option is designated as an ISO, the Option may be rendered a Nonqualified Stock Option if the Administrator permits the use of one or more of the non-cash payment alternatives referenced above.

In addition, following the date on which the Corporation’s Stock is first listed for trading on an established securities market, if during any part of the exercise period described above the exercise of this Option would be prohibited solely because the issuance of Shares upon such exercise would violate the registration requirements under the Securities Act or a similar provision of other applicable law, then instead of terminating at the end of such prescribed period, the then-vested portion of this Option will instead remain outstanding and not expire until the earlier of (i) the Expiration Date as set forth on the cover page of the Option Agreement or (ii) the date on which the then-vested portion of this Option has been exercisable without violation of applicable law for the aggregate period (which need not be consecutive) after termination of the Participant’s service specified in Section 5.6 of the Plan.

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4.	Early Termination of Option.

The Option, to the extent not previously exercised, and all other rights in respect thereof, whether vested and exercisable or not, shall terminate and become null and void prior to the Expiration Date in the event of:

•	the termination of the Participant’s employment or services as provided in Section 5.6 of the Plan, or

•	the termination of the Option pursuant to Section 7.3 of the Plan.

Notwithstanding any post-termination exercise period provided for herein or in the Plan, an Option will qualify as an ISO only if it is exercised within the applicable exercise periods for ISOs under, and meets all of the other requirements of, the Code. If the Option is designated as an ISO and is not exercised within the applicable exercise periods for ISOs or does not meet such other requirements, the Option will be rendered a Nonqualified Stock Option.

5.	Non-Transferability of Option and Shares Acquired on Exercise of Option or any Prior Option Grants.

The Option and any other rights of the Participant under this Option Agreement or the Plan are nontransferable and exercisable only by the Participant, except as set forth in Section 7.2 of the Plan. Any shares of Common Stock acquired on exercise of the Option are also subject to rights of first refusal and other rights in favor of the Corporation as set forth herein and in the Exercise Agreement.

6.	Securities Law Compliance.

The Participant acknowledges that the Option and the shares of Common Stock are not being registered under the Securities Act, based, in part, in reliance upon an exemption from registration under applicable federal securities laws and a comparable exemption from qualification under applicable state securities laws, as each may be amended from time to time. The Participant, by executing this Option Agreement, hereby makes the following representations to the Corporation and acknowledges that the Corporation’s reliance on federal and state securities law exemptions from registration and qualification is predicated, in substantial part, upon the accuracy of these representations:

•

The Participant is acquiring the Option and, if and when he/she exercises the Option, will acquire the shares of Common Stock solely for the Participant’s own account, for investment purposes only, and not with a view to or an intent to sell, or to offer for resale in connection with any unregistered distribution, all or any portion of the shares within the meaning of the Securities Act and/or any applicable state securities laws.

•

The Participant has had an opportunity to ask questions and receive answers from the Corporation regarding the terms and conditions of the Option and the restrictions imposed on any shares of Common Stock purchased upon exercise of the Option. The Participant has been furnished with, and/or has access to, such information as he or she considers necessary or appropriate for deciding whether to exercise the Option and purchase shares of Common Stock. However, in evaluating the merits and risks of an investment in the Common Stock, the Participant has and will rely upon the advice of his/her own legal counsel, tax advisors, and/or investment advisors.

•

The Participant is aware that the Option may be of no practical value, that any value it may have depends on its vesting and exercisability as well as an increase in the Fair Market Value of the underlying shares of Common Stock to an amount in excess of the Exercise Price, and that any investment in common shares of a closely held corporation such as the Corporation is non-marketable, non-transferable and could require capital to be invested for an indefinite period of time, possibly without return, and at substantial risk of loss.

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•

The Participant understands that any shares of Common Stock acquired on exercise of the Option will be characterized as “restricted securities” under the federal securities laws, and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances, including in accordance with the conditions of Rule 144 promulgated under the Securities Act, as presently in effect, with which the Participant is familiar.

•

The Participant has read and understands the restrictions and limitations set forth in the Plan, this Option Agreement (including these Terms), and the applicable Exercise Agreement, which are imposed on the Option and any shares of Common Stock which may be acquired upon exercise of the Option.

•

At no time was an oral representation made to the Participant relating to the Option or the purchase of shares of Common Stock and the Participant was not presented with or solicited by any promotional meeting or material relating to the Option or the Common Stock.

•

The Participant agrees to accept by email all documents relating to the Corporation, the Plan or this Option and all other documents that the Corporation is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission). The Participant also agrees that the Corporation may deliver these documents by posting them on a website maintained by the Corporation or by a third party under contract with the Corporation. If the Corporation posts these documents on a website, it shall notify the Participant by email of their availability. The Participant acknowledges that he or she may incur costs in connection with electronic delivery, including the cost of accessing the internet and printing fees, and that an interruption of internet access may interfere with his or her ability to access the documents. This consent shall remain in effect until this Option expires or until the Participant gives the Corporation written notice that it should deliver paper documents.

7.	Lock-Up Agreement.

Neither the Participant (nor any permitted transferee) may, directly or indirectly, offer, sell or transfer or dispose of any of the shares of Common Stock acquired upon exercise of the Option that have vested pursuant to Section 1 hereof (the “Shares”) or any interest therein (or agree to do any thereof) (collectively, a “Transfer”) during the period commencing as of 14 days prior to and ending 180 days, or such lesser period of time as the relevant underwriters may permit (or such other longer period as may be requested by the Corporation or an underwriter to accommodate regulatory restrictions on (a) the publication or other distribution of research reports and (b) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto), after the effective date of a registration statement covering any public offering of the Corporation’s securities of which the Participant has notice. (The term “Participant” includes, where the context so requires, any permitted direct or indirect transferee of the Participant.) The Participant shall agree and consent to the entry of stop transfer instructions with the Corporation’s transfer agent against the Transfer of the Corporation’s securities beneficially owned by the Participant and shall confirm the limitations hereunder and under the Exercise Agreement by agreement with and for the benefit of the relevant underwriters by a lock-up agreement or other agreement in customary form. Notwithstanding anything else herein to the contrary, this Section 7 shall not be construed so as to prohibit the Participant from participating in a registration or a public offering of the Common Stock with respect to any Shares which he or she may hold at that time, provided, however, that such participation shall be at the sole discretion of the Board.

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8.	Right of First Refusal.

If for any reason the restriction on transfer of the Shares set forth in Section 5 above is not enforceable or otherwise does not apply at the relevant time, the Corporation shall have a right of first refusal, as set forth below, to purchase the Shares acquired upon exercise of the Option before the Shares (or any interest in them) can be validly transferred to any other person or entity.

8.1 Notice of Intent to Sell. Before there can be a valid sale or transfer of any Shares (or any interest in them) by any holder thereof, the holder shall first give notice in writing to the Corporation, mailed or delivered in accordance with the provisions of Section 9, of his or her intention to sell or transfer such Shares (the “Option Notice”).

The Option Notice shall specify the identity of the proposed transferee, the number of Shares to be sold or transferred to the transferee, the price per Share and the terms upon which such holder intends to make such sale or transfer. If the payment terms for the Shares described in the Option Notice differ from delivery of cash or a check at closing, the Corporation shall have the option, as set forth herein, of purchasing the Shares for cash (or a cash equivalent) at closing in an amount which the Corporation determines is a fair value equivalent of that payment. The determination of a fair value equivalent shall be made in the Corporation’s best judgment and such determination shall be mailed or delivered to the selling or transferring stockholder (the “Corporation’s Notice”) within ten (10) days of its receipt of the Option Notice. Should the selling or transferring stockholder disagree with the Corporation’s determination of a fair value equivalent, he or she shall have the right (the “Retraction Right”) to retract the proposed sale or transfer to a third party and the offer of Shares to the Corporation pursuant to the Option Notice (such retraction to be made in writing and mailed or delivered in accordance with the provisions of Section 9). If the stockholder again proposes to sell or transfer the Shares, the stockholder shall again offer such Shares to the Corporation pursuant to the terms of this Section 8 prior to any sale or transfer.

8.2 Option to Purchase. Subject to the selling stockholder’s Retraction Right, during the 60-day period commencing upon receipt of the Option Notice by the Corporation (the “Option Period”), the Corporation shall have an option to purchase any or all of the Shares specified in the Option Notice at the price offered therein (the “Right of First Refusal”).

8.3 Purchase of Shares. Not more than thirty (30) days after receipt of the Option Notice, the Corporation shall give written notice to the stockholder desiring to sell or transfer Shares of the number of such Shares to be purchased (or, if no Shares are to be purchased, stating such fact) by the Corporation pursuant to the terms of this Section 8 (the “Purchase Notice”). Purchases pursuant to this Section 8 shall be consummated within thirty (30) days after delivery of the Purchase Notice to the selling stockholder, but in no event later than the expiration of the Option Period. The purchase price shall be paid at the closing in cash, by check, by cancellation of money purchase indebtedness, or, if the payment terms set forth in the Option Notice differ from payment in cash or by check at closing, in accordance with the payment terms set forth in the Option Notice (or payment of the amount set forth in the Corporation’s Notice in cash, by cancellation of money purchase indebtedness, or by check). The purchase price shall be paid against surrender by the selling stockholder of a stock certificate evidencing the number of Shares specified in the Option Notice, with duly endorsed stock powers.

8.4 Ability to Sell Unpurchased Shares. Unless all of the Shares referred to in the Option Notice are to be purchased as indicated in the Purchase Notice, the stockholder desiring to sell or transfer may dispose of any Shares referred to in the Option Notice that are not to be purchased by the Corporation to the person or persons specified in the Option Notice during a period of twenty (20) days commencing upon his or her receipt of the Purchase Notice; provided, however, that he or she shall not sell or transfer such Shares (a) at a lower price or on terms more favorable to the purchaser or transferee than those specified in the Option Notice, or (b) to a person other than the person or persons specified in the Option Notice; and provided further that such transfer is consistent with the other provisions and limitations of the Plan, this Option Agreement (including these Terms), and the Exercise Agreement. If the transfer is not consummated within such twenty (20) day period, the stockholder shall again offer such Shares to the Corporation pursuant to the terms of this Section 8 prior to any sale or transfer to the same or any other person.

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8.5 Assignment. Notwithstanding anything to the contrary, the Corporation may assign any or all of its rights under this Section 8 to one or more stockholders of the Corporation.

8.6 Termination of Right of First Refusal. The Corporation’s Right of First Refusal shall terminate to the extent that it is not exercised prior to the Public Offering Date.

8.7 No Stockholder Rights Following Repurchase. If the Participant (or any permitted transferee) holds Shares as to which the Right of First Refusal has been exercised, the Participant shall be entitled to payment in accordance with the provisions of this Section 8 but (unless otherwise required by law) shall no longer be entitled to participation in the Corporation or other rights as a stockholder with respect to the shares subject to the repurchase. To the maximum extent permitted by law, the Participant’s rights following the exercise of the Right of First Refusal shall, with respect to the repurchase and the Shares covered thereby, be solely the rights that he or she has as a general creditor of the Corporation to receive payment of the amount specified in this Section 8.

9.	Notices.

Any notice to be given under the terms of this Option Agreement or any Exercise Agreement shall be in writing and addressed to the Corporation at its principal office to the attention of the Secretary, and to the Participant at the address reflected or last reflected on the Corporation’s payroll records. Any notice shall be delivered in person or shall be enclosed in a properly sealed envelope, addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government. Any such notice shall be given only when received, but if the Participant is no longer an Eligible Person, shall be deemed to have been duly given five business days after the date mailed in accordance with the foregoing provisions of this Section 9.

10.	Plan.

The Option and all rights of the Participant under this Option Agreement are subject to the terms and conditions of the Plan, incorporated herein by this reference. The Participant agrees to be bound by the terms of the Plan and this Option Agreement (including the Terms). The Participant acknowledges having read and understood the Plan, the Stock Option Questions & Answers for the Plan, and this Option Agreement. Unless otherwise expressly provided in other sections of this Option Agreement, provisions of the Plan that confer discretionary authority on the Board or the Administrator do not and shall not be deemed to create any rights in the Participant unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board or the Administrator so conferred by appropriate action of the Board or the Administrator under the Plan after the date hereof.

11.	Entire Agreement.

This Option Agreement (including these Terms and together with the forms of Exercise Agreement attached hereto) and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan, this Option Agreement and the Exercise Agreements may be amended pursuant to Section 7.7 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof or of the Exercise Agreements in writing to the extent such waiver does not adversely affect the interests of the Participant hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

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12.	Satisfaction of All Rights to Equity.

The Option is in complete satisfaction of any and all rights that the Participant may have (under an employment, consulting, or other written or oral agreement with the Corporation or any of its Affiliates, or otherwise) to receive (1) stock options or stock awards with respect to the securities of the Corporation or any of its Affiliates, and/or (2) any other equity or derivative security in or with respect to the Corporation or any of its Affiliates. This Option Agreement supersedes the terms of all prior understandings and agreements, written or oral, of the parties with respect to such matters. The Participant shall have no further rights or benefits under any prior agreement conveying any right with respect to any security or derivative security in or with respect to the Corporation or any of its Affiliates. The foregoing notwithstanding, this Section 12 shall not adversely affect the Participant’s rights under any prior stock option or stock award agreement under the Plan (provided such agreement is expressly labeled as a stock option or stock award agreement under the Plan (or a predecessor plan) and is similar in form to this Option Agreement) which has been signed by an authorized officer of the Corporation.

13.	Governing Law; Limited Rights; Severability.

13.1. Delaware Law; Construction. This Option Agreement and the Exercise Agreements shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to conflict of law principles thereunder. The language of all parts of the Plan, this Option Agreement (including these Terms) and the Exercise Agreements shall in all cases be construed as a whole, according to its fair meaning, and not strictly for or against either of the parties.

13.2. Limited Rights. The Participant has no rights as a stockholder of the Corporation with respect to the Option as set forth in Section 7.8 of the Plan. The Option does not place any limit on the corporate authority of the Corporation as set forth in Section 7.15 of the Plan.

13.3. Arbitration. Any controversy arising out of or relating to this Option Agreement (including these Terms), the Plan, and/or the applicable Exercise Agreement, their enforcement or interpretation, or because of an alleged breach, default, or misrepresentation in connection with any of their provisions, or any other controversy arising out of or related to the Option, including, but not limited to, any state or federal statutory claims, shall be submitted to arbitration in Santa Clara County, California, before a sole arbitrator selected from Judicial Arbitration and Mediation Services, Inc., San Jose, California, or its successor (“JAMS”), or if JAMS is no longer able to supply the arbitrator, such arbitrator shall be selected from the American Arbitration Association, and shall be conducted in accordance with the provisions of California Code of Civil Procedure §§ 1280 et seq. as the exclusive forum for the resolution of such dispute; provided, however, that provisional injunctive relief may, but need not, be sought by either party to this Option Agreement in a court of law while arbitration proceedings are pending, and any provisional injunctive relief granted by such court shall remain effective until the matter is finally determined by the arbitrator. Final resolution of any dispute through arbitration may include any remedy or relief which the arbitrator deems just and equitable, including any and all remedies provided by applicable state or federal statutes. At the conclusion of the arbitration, the arbitrator shall issue a written decision that sets forth the essential findings and conclusions upon which the arbitrator’s award or decision is based. Any award or relief granted by the arbitrator hereunder shall be final and binding on the parties hereto and may be enforced by any court of competent jurisdiction. The parties acknowledge and agree that they are hereby waiving any rights to trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other in connection with any matter whatsoever arising out of or in any way connected with any of the matters referenced in the first sentence above. The parties agree that Corporation shall be responsible for payment of the forum costs of any arbitration hereunder, including the arbitrator’s fee. The parties further agree that in any proceeding with respect to such matters, each party shall bear its own attorney’s fees and costs (other than forum costs associated with the arbitration) incurred by it or him or her in connection with the resolution of the dispute.

13.4. Severability. If the arbitrator selected in accordance with Section 13.3 or a court of competent jurisdiction determines that any portion of this Option Agreement, the Plan, or the applicable Exercise Agreement is in violation of any statute or public policy, then only the portions of this Option Agreement, the Plan, or the applicable Exercise Agreement, as applicable, which violate such statute or public policy shall be stricken, and all portions of this Option Agreement, the Plan, and the applicable Exercise Agreement which do not violate any statute or public policy shall continue in full force and effect. Furthermore, it is the parties’ intent that any court order striking any portion of this Option Agreement, the Plan, and/or the applicable Exercise Agreement should modify the stricken terms as narrowly as possible to give as much effect as possible to the intentions of the parties hereunder.

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13.5. Stockholder Approval. Notwithstanding anything else contained herein to the contrary, the Option and all rights of the Participant under this Option Agreement are subject to approval of the Plan by the Corporation’s stockholders (such approval to be obtained in accordance with the terms of the Plan, the Corporation’s Bylaws, and applicable law) within 12 months after the Effective Date of the Plan. No portion of the Option shall be exercisable at any time prior to the approval of the Plan by the Corporation’s stockholders.

14.	Clawback Policy.

The Option is subject to the terms of the Corporation’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require forfeiture of the Option and repayment or forfeiture of any shares of Common Stock or other cash or property received with respect to the Option (including any value received from a disposition of the shares acquired upon exercise of the Option).

15.	No Advice Regarding Grant.

The Participant is hereby advised to consult with his or her own tax, legal and/or investment advisors with respect to any advice the Participant may determine is needed or appropriate with respect to the Option (including, without limitation, to determine the foreign, state, local, estate and/or gift tax consequences with respect to the Option, whether to elect to exercise all or any portion of the Option before it has fully vested and, if the Participant does elect to exercise all or any portion of the Option before it has fully vested, the advantages and disadvantages of making an election under Section 83(b) of the Code with respect to the Restricted Shares obtained in connection with such early exercise of the Option, and the process and requirements for such an election). Neither the Corporation nor any of its officers, directors, affiliates or advisors makes any representation (except for the terms and conditions expressly set forth in this Option Agreement) or recommendation with respect to the Option or, in the event the Participant elects to exercise all or any portion of the Option before it has fully vested, the making an election under Section 83(b) of the Code with respect to the Restricted Shares obtained in connection with such early exercise of the Option. In the event the Participant elects to exercise all or any portion of the Option before it has fully vested and the Participant desires to make an election under Section 83(b) of the Code with respect to the Restricted Shares obtained in connection with such early exercise of the Option, it is the Participant’s sole responsibility to do so timely. Except for the withholding rights contemplated by Section 3 above and Section 7.6 of the Plan, the Participant is solely responsible for any and all tax liability that may arise with respect to the Option and any shares that may be acquired upon exercise of the Option.

16.	Personal Data Authorization.

The Participant consents to the collection, use and transfer of personal data as described in this Section 16. The Participant understands and acknowledges that the Corporation, the Participant’s employer and the Corporation’s other subsidiaries hold certain personal information regarding the Participant for the purpose of managing and administering the Plan, including (without limitation) the Participant’s name, home address, telephone number, date of birth, social insurance number, salary, nationality, job title, any Shares or directorships held in the Corporation and details of all options or any other entitlements to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor (the “Data”). The Participant further understands and acknowledges that the Corporation and/or its subsidiaries will transfer Data among themselves as necessary for the purpose of implementation, administration and management of the Participant’s participation in the Plan and that the Corporation and/or any subsidiary may each further transfer Data to any third party assisting the Corporation in the implementation, administration and management of the Plan. The Participant understands and acknowledges that the recipients of Data may be located in the United States or elsewhere. The Participant authorizes such recipients to receive, possess, use, retain and transfer Data, in electronic or other form, for the purpose of administering the Participant’s participation in the Plan, including a transfer to any broker or other third party with whom the Participant elects to deposit Shares acquired under the Plan of such Data as may be required for the administration of the Plan and/or the subsequent holding of Shares on the Participant’s behalf. The Participant may, at any time, view the Data, require any necessary modifications of Data or withdraw the consents set forth in this Section 16 by contacting the Corporation in writing..

(Remainder of Page Intentionally Left Blank)

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EXHIBIT A

COURSERA, INC.

2014 EXECUTIVE STOCK INCENTIVE PLAN

OPTION EXERCISE AGREEMENT

(VESTED PORTION OF OPTION)

The undersigned (the “Purchaser”) hereby irrevocably elects to exercise his/her right, evidenced by that certain Early Exercise Stock Option Agreement covering the Option granted as of «GRANTDATE» (the “Option Agreement”) under the Coursera, Inc. 2014 Executive Stock Incentive Plan (the “Plan”), as follows:

•

the Purchaser hereby irrevocably elects to purchase __________________ shares of Common Stock, par value $0.00001 per share (the “Shares”), of Coursera, Inc., a Delaware corporation (the “Corporation”), and

•	such purchase shall be at the price of $«GRANTPRICE» per share, for an aggregate amount of $__________________ (subject to applicable withholding taxes pursuant to Section 7.6 of the Plan).

Capitalized terms are defined in the Plan if not defined herein.

1. Delivery of Share Certificate. The Purchaser requests that a certificate representing the Shares be registered to Purchaser and held by the Corporation pursuant to this Exercise Agreement. The Corporation shall be entitled to hold such certificate in order to ensure compliance with the transfer restrictions and other provisions contained in the Option Agreement, this Exercise Agreement and the Plan. Prior to the Corporation’s release of any certificate evidencing Shares to the Purchaser, the Purchaser (or the Purchaser’s Beneficiary or Personal Representative in the event of the Purchaser’s death or incapacity, as the case may be) shall deliver to the Corporation any representations or other documents or assurances as the Corporation may deem necessary or reasonably desirable to ensure compliance with all applicable legal and regulatory requirements. The Shares represented by any certificate so released shall continue to be subject to the other restrictions set forth herein, in the Option Agreement and in the Plan.

2. Investment Representations. The Purchaser acknowledges that the sale of the Shares by the Purchaser is restricted by Securities and Exchange Commission Rule 144. The Purchaser hereby affirms as made as of the date hereof the representations in Section 6 of the “Terms and Conditions of Early Exercise Stock Option” (which are attached to and a part of the Option Agreement, the “Terms”) and such representations are incorporated herein by this reference. The Purchaser represents that he/she has no need for liquidity in this investment, has the ability to bear the economic risk of this investment, and can afford a complete loss of the purchase price for the Shares.

The Purchaser also understands and acknowledges (a) that the certificates representing the Shares will be legended as provided for in Section 7.5.3 of the Plan, and (b) that the Corporation has no obligation to register the Shares or file any registration statement under federal or state securities laws.

3. Limitation on Disposition and Other Restrictions. The Shares are subject to and the Purchaser hereby agrees to the following terms and conditions of the sale of the Shares to the Purchaser:

•	any transfer of the Shares must comply with the restrictions on transfer set forth in Section 7.2 of the Plan and with all applicable laws as set forth in Section 7.5 of the Plan;

•

the Shares are subject to, and following any otherwise permitted transfer of the Shares, the Shares shall remain subject to and the transferee shall be bound by, the transfer restrictions set forth in Section 5 of the Terms, the lock-up provisions set forth in Section 7 of the Terms, the Corporation’s right of first refusal set forth in Section 8 of the Terms, the share legend requirements of Section 7.5.3 of the Plan, the foregoing provisions of this Section 3, and the arbitration provisions of Section 13.3 of the Terms; and

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•

as a condition to any otherwise permitted transfer of the Shares, the Corporation may require the transferee to execute a written agreement, in a form acceptable to the Administrator, that the transferee acknowledges and agrees to the foregoing terms and restrictions imposed on the Shares.

4. Plan and Option Agreement. The Purchaser acknowledges that all of his/her rights are subject to, and the Purchaser agrees to be bound by, all of the terms and conditions of the Plan and the Option Agreement (including the Terms), both of which are incorporated herein by this reference. If a conflict or inconsistency between the terms and conditions of this Exercise Agreement and of the Plan or the Option Agreement shall arise, the terms and conditions of the Plan and/or the Option Agreement shall govern. The Purchaser acknowledges receipt of a copy of all documents referenced herein (including the Terms and the Stock Option Questions & Answers for the Plan) and acknowledges reading and understanding these documents and having an opportunity to ask any questions that he/she may have had about them. Any controversy or claim arising out of or relating to this Exercise Agreement shall be submitted to arbitration in accordance with Section 13.3 of the Terms, and Delaware law shall apply as provided in Section 13.1 of the Terms.

5. Entire Agreement. This Exercise Agreement, the Option Agreement (including the Terms), and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan, the Option Agreement and this Exercise Agreement may be amended pursuant to Section 7.7 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof or of the Option Agreement in writing to the extent such waiver does not adversely affect the interests of the Purchaser hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

6. Notice of Sale of ISO Shares. If the Shares are being acquired upon exercise of an Option intended to qualify as an Incentive Stock Option, the Purchaser agrees that, upon any sale or other transfer of the Shares within either one year of the date that they are acquired by the Purchaser or two years after the Award Date set forth in the Option Agreement, the Purchaser shall provide the notice required under Section 5.5.3 of the Plan.

“PURCHASER” Signature	ACCEPTED BY: COURSERA, INC., a Delaware corporation

«FIRSTNAME» «LASTNAME»	By:
Print Name	Its:	General Counsel

Date	(To be completed by the corporation after the price (including applicable withholding taxes), value (if applicable) and receipt of funds is verified.)

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EXHIBIT B

COURSERA, INC.

2014 EXECUTIVE STOCK INCENTIVE PLAN

OPTION EXERCISE AGREEMENT

(UNVESTED PORTION OF OPTION)

The undersigned (the “Purchaser”) hereby irrevocably elects to exercise his/her right, evidenced by that certain Early Exercise Stock Option Agreement covering the Option granted as of «GRANTDATE» (the “Option Agreement”) under the Coursera, Inc. 2014 Executive Stock Incentive Plan (the “Plan”), as follows:

•

the Purchaser hereby irrevocably elects to purchase __________________ shares of Common Stock, par value $0.00001 per share (the “Restricted Shares”), of Coursera, Inc., a Delaware corporation (the “Corporation”), and

•	such purchase shall be at the price of $«GRANTPRICE» per share, for an aggregate amount of $__________________ (subject to applicable withholding taxes pursuant to Section 7.6 of the Plan).

Capitalized terms are defined in the Plan if not defined herein.

1. Investment Representations. The Purchaser acknowledges that the sale of the Restricted Shares by the Purchaser is restricted by Securities and Exchange Commission Rule 144. The Purchaser hereby affirms as made as of the date hereof the representations in Section 6 of the “Terms and Conditions of Early Exercise Stock Option” (which are attached to and a part of the Option Agreement, the “Terms”) and such representations are incorporated herein by this reference. The Purchaser represents that he/she has no need for liquidity in this investment, has the ability to bear the economic risk of this investment, and can afford a complete loss of the purchase price for the Restricted Shares.

The Purchaser also understands and acknowledges (a) that the certificates representing the Restricted Shares will be legended as provided for in Section 7.5.3 of the Plan, (b) that, in addition to such legends, the certificates representing the Shares will bear a legend making appropriate reference to the restrictions imposed hereunder, and (c) that the Corporation has no obligation to register the Restricted Shares or file any registration statement under federal or state securities laws.

2. Vesting. The Restricted Shares are being acquired prior to the time that they have become vested in accordance with the terms of the Option Agreement. Accordingly, the Restricted Shares are subject to the Corporation’s repurchase right set forth in Section 5 below and other restrictions set forth herein. The Restricted Shares shall vest, and the Corporation’s repurchase right under Section 5 shall lapse, as of the date(s) that the Option would have otherwise become vested as to such Restricted Shares. The maximum number of Restricted Shares that may vest on any occasion or event shall not exceed the number of shares that would have otherwise vested on such date under the Option Agreement had the underlying stock option not been exercised early to acquire the Restricted Shares. No additional Restricted Shares shall vest after the Purchaser’s Severance Date.

3. Delivery of Shares.

(a) Form. The Corporation shall, in its discretion, issue the Restricted Shares either: (1) in certificate form as provided in clause (b) below; or (2) if the Common Stock is then publicly-traded, in book entry form, registered in the name of the Purchaser with notations regarding the applicable restrictions on transfer imposed under this Agreement.

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(b) Certificates to be Held by Corporation; Legend. Any certificates representing any Shares (whether Restricted Shares or otherwise) shall, at the option of the Corporation, be held by the Corporation; and any such certificates that may be delivered to the Purchaser by the Corporation shall be redelivered to the Corporation to be held by the Corporation or its designee until the shares represented thereby are repurchased pursuant to Section 5 or such certificates are released to the Purchaser as provided in Section 3(c). Any such certificates will bear a legend making appropriate reference to the restrictions imposed hereunder.

(c) Delivery of Certificates. Promptly after the vesting of any Restricted Shares pursuant to Section 2, the Corporation shall, remove the notations on any such vested shares issued in book entry form (or such lesser number of shares as may be permitted pursuant to the tax withholding provisions referred to in Section 7.6 of the Plan). For shares that are certificated, the Corporation may, in its sole discretion, continue to hold any certificates evidencing vested shares in order to ensure compliance with the transfer restrictions and other provisions contained in this Agreement and the Plan. Prior to the Corporation’s release of any certificate evidencing vested shares to the Purchaser, the Purchaser (or the Purchaser’s Beneficiary or Personal Representative in the event of the Purchaser’s death or incapacity, as the case may be) shall deliver to the Corporation any representations or other documents or assurances as the Corporation may deem necessary or reasonably desirable to ensure compliance with all applicable legal and regulatory requirements. The Shares represented by any certificates so released shall no longer be subject to the Corporation’s repurchase right under Section 5, but such Shares shall continue to be subject to the other restrictions set forth herein, in the Option Agreement and in the Plan.

(d) Stock Power; Power of Attorney. Concurrent with the execution and delivery of this Agreement, the Purchaser shall deliver to the Corporation an executed stock power in the form attached hereto as Exhibit 1, in blank, with respect to the Restricted Shares and any related Restricted Property (as defined below). The Purchaser, by acceptance of the Option, shall be deemed to appoint, and does so appoint by execution of this Agreement, the Corporation and each of its authorized representatives as the Purchaser’s attorney(s)-in-fact to (1) effect any transfer to the Corporation (or other purchaser, as the case may be) of the Restricted Shares acquired pursuant to this Agreement (including any related Restricted Property) that are repurchased by the Corporation (or other permitted purchaser), and (2) execute such documents as the Corporation or such representatives deem necessary or advisable in connection with any such transfer.

(e) Share Legend Generally. The certificate(s) representing the Restricted Shares (both before and after such shares shall have become vested pursuant to Section 2) shall bear the legend set forth in Section 7.5.3 of the Plan and/or any other appropriate or required legends under applicable laws. Such legends shall remain on the certificate(s) representing the Restricted Shares until the later of (1) the Public Offering Date (or such later date that counsel to the Corporation may reasonably determine is advisable to help ensure the Corporation’s compliance with all applicable legal and regulatory requirements) or (2) the date that such shares become vested pursuant to Section 2.

4. Dividend, Voting Rights. After the date of issuance of the Restricted Shares, the Purchaser shall be entitled to cash dividends and voting rights with respect to the Restricted Shares, but such rights shall terminate as to any Restricted Shares that are repurchased by the Corporation in accordance with Section 5. Any securities or other property receivable in respect of the Restricted Shares by the Purchaser as a result of any dividend or other distribution, conversion or exchange of or with respect to the Restricted Shares are, together, referred to as “Restricted Property.” Upon a repurchase of any Restricted Shares by the Corporation in accordance with Section 5 prior to the time such Restricted Shares have vested, the Restricted Property related to such repurchased Restricted Shares shall be automatically transferred to the Corporation, without any further action by the Purchaser (or the Purchaser’s Beneficiary or Personal Representative, as the case may be) or additional consideration from the Corporation. The Corporation may take any other action necessary or advisable to evidence such transfer. The Purchaser (or the Purchaser’s Beneficiary or Personal Representative, as the case may be) shall deliver any additional documents of transfer that the Corporation may request to confirm the transfer of such Restricted Property to the Corporation.

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5. Corporation’s Repurchase Right. Subject to the terms and conditions of this Section 5, the Corporation shall have the right (the “Repurchase Right”) (but not the obligation) to repurchase in one or more transactions in connection with the termination of the Purchaser’s employment by or services to the Corporation or any of its Affiliates, and the Purchaser (or any permitted transferee) shall be obligated to sell any of the Restricted Shares that have not, as of the Purchaser’s Severance Date, become vested.

To exercise the Repurchase Right, the Corporation must give written notice thereof to the Purchaser (the “Repurchase Notice”). The Repurchase Notice is irrevocable by the Corporation and must (a) be in writing and signed by an authorized officer of the Corporation, (b) set forth the Corporation’s intent to exercise the Repurchase Right and contain the total number of Restricted Shares to be sold to the Corporation pursuant to the exercise of the Repurchase Right, (c) be mailed or delivered to the Purchaser at the Purchaser’s address reflected or last reflected on the Corporation’s payroll records or delivered to the Purchaser in person, and (d) be so mailed or delivered no later than the ninetieth (90th) day following the Purchaser’s Severance Date. If mailed, the Repurchase Notice shall be enclosed in a properly sealed envelope, addressed as aforesaid, and deposited (postage prepaid) in a post office or branch post office regularly maintained by the United States Government. The Repurchase Notice shall be deemed to have been duly given as of the date mailed or delivered in accordance with the foregoing provisions.

The price per Restricted Share to be paid by the Corporation upon settlement of the Corporation’s Repurchase Right (the “Repurchase Price”) shall equal the lesser of (a) the price paid by the Purchaser to exercise the stock option and acquire such Restricted Share, or (b) the Fair Market Value of a Share determined as of the date of the Repurchase Notice. No interest shall be paid with respect to and no other adjustments (other than adjustments in accordance with Section 7.3.1 of the Plan to reflect stock splits and similar changes in capitalization) shall be made to the Repurchase Price. The closing of any repurchase under this Section 5 shall be at a date to be specified by the Corporation, such date to be no later than 90 days after the Purchaser’s Severance Date. The Repurchase Price shall be paid at the closing in the form of a check or by cancellation of money purchase indebtedness.

Upon a repurchase of any Restricted Shares by the Corporation, such repurchased Restricted Shares shall be automatically transferred to the Corporation, without any further action by the Purchaser (or the Purchaser’s Beneficiary or Personal Representative, as the case may be). The Corporation may exercise its powers under this Exercise Agreement (including, without limitation, its powers under Section 3) and take any other action necessary or advisable to evidence such transfer. The Purchaser (or the Purchaser’s Beneficiary or Personal Representative, as the case may be) shall deliver any additional documents of transfer that the Corporation may request to confirm the transfer of such repurchased Restricted Shares to the Corporation.

If the Purchaser (or any permitted transferee who is an employee of the Corporation or any Affiliate) ceases to be an employee of the Corporation or any of its Affiliates and holds Restricted Shares as to which the Corporation’s Repurchase Right has been exercised, the Purchaser shall be entitled to payment in respect of such Restricted Shares in accordance with the foregoing provisions of this Section 5, but (unless otherwise required by law) shall no longer be entitled to participation in the Corporation or other rights as a stockholder with respect to the Restricted Shares subject to the repurchase. To the maximum extent permitted by law, the Purchaser’s rights following the exercise of the Repurchase Right shall, with respect to the repurchase and the Restricted Shares covered thereby, be solely the rights that he or she has as a general creditor of the Corporation to receive payment of the amount specified above in this Section 5.

6. Limitation on Disposition and Other Restrictions. The Restricted Shares, both before and after such shares have become vested pursuant to Section 2 hereof, are subject to and the Purchaser hereby agrees to the following terms and conditions of the sale of the Restricted Shares to the Purchaser:

•	any transfer of the Restricted Shares must comply with the restrictions on transfer set forth in Section 7.2 of the Plan and all applicable laws as set forth in Section 7.5 of the Plan;

•

any Restricted Property in respect of the Restricted Shares may not be sold, assigned, transferred, pledged or otherwise disposed of, alienated or encumbered, either voluntarily or involuntarily, other than by will or the laws of descent and distribution, until the time that the Restricted Shares to which the Restricted Property relates become vested in accordance with Section 2;

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•

the Restricted Shares are subject to, and following any otherwise permitted transfer of the Restricted Shares, such shares shall remain subject to and the transferee shall be bound by, the transfer restrictions set forth in Section 5 of the Terms, the lock-up provisions set forth in Section 7 of the Terms, the Corporation’s right of first refusal set forth in Section 8 of the Terms, the share legend requirements of Section 7.5.3 of the Plan, the foregoing provisions of this Section 6, and the arbitration provisions of Section 13.3 of the Terms; and

•

as a condition to any otherwise permitted transfer of the Restricted Shares, the Corporation may require the transferee to execute a written agreement, in a form acceptable to the Administrator, that the transferee acknowledges and agrees to the foregoing terms and restrictions imposed on the shares.

7. Plan and Option Agreement. The Purchaser acknowledges that all of his/her rights are subject to, and the Purchaser agrees to be bound by, all of the terms and conditions of the Plan and the Option Agreement (including the Terms), both of which are incorporated herein by this reference. If a conflict or inconsistency between the terms and conditions of this Exercise Agreement and of the Plan or the Option Agreement shall arise, the terms and conditions of the Plan and/or the Option Agreement shall govern. The Purchaser acknowledges receipt of a copy of all documents referenced herein (including the Terms and the Stock Option Questions & Answers for the Plan) and acknowledges reading and understanding these documents and having an opportunity to ask any questions that he/she may have had about them. Any controversy or claim arising out of or relating to this Exercise Agreement shall be submitted to arbitration in accordance with Section 13.3 of the Terms, and Delaware law shall apply as provided in Section 13.1 of the Terms.

8. Entire Agreement. This Exercise Agreement, the Option Agreement (including the Terms), and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan, the Option Agreement and this Exercise Agreement may be amended pursuant to Section 7.7 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof or of the Option Agreement in writing to the extent such waiver does not adversely affect the interests of the Purchaser hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

9. Notice of Sale of ISO Shares. If the Restricted Shares are being acquired upon exercise of an Option intended to qualify as an Incentive Stock Option, the Purchaser agrees that, upon any sale or other transfer of such shares within either one year after the date that they are acquired by the Purchaser or two years after the Award Date set forth in the Option Agreement, the Purchaser shall provide the notice required under Section 5.5.3 of the Plan.

“PURCHASER” Signature	ACCEPTED BY: COURSERA, INC., a Delaware corporation

«FIRSTNAME» «LASTNAME»	By:
Print Name	Its:	General Counsel

Date	(To be completed by the corporation after the price (including applicable withholding taxes), value (if applicable) and receipt of funds is verified.)

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EXHIBIT 1

STOCK POWER

FOR VALUE RECEIVED and pursuant to that certain Option Exercise Agreement between Coursera, Inc., a Delaware corporation (the “Corporation”), and the individual named below (the “Individual”) dated as of __________________, the Individual, hereby sells, assigns and transfers to the Corporation, an aggregate _______________ shares of Common Stock of the Corporation, standing in the Individual’s name on the books of the Corporation and represented by stock certificate number(s) ________________________________________ to which this instrument is attached, and hereby irrevocably constitutes and appoints ______________________________________________________ as his or her attorney in fact and agent to transfer such shares on the books of the Corporation, with full power of substitution in the premises.

Dated ____________, __________

Signature

«FIRSTNAME» «LASTNAME»
Print Name

(Instruction: Please do not fill in any blanks other than the signature line. The purpose of the assignment is to enable the Corporation to exercise its sale/purchase option set forth in the Option Exercise Agreement without requiring additional signatures on the part of the Individual.)

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COURSERA, INC.

EXECUTIVE STOCK INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

THIS RESTRICTED STOCK AWARD AGREEMENT (this “Agreement”) is dated as of [     ], by and between Coursera, Inc., a Delaware corporation (the “Corporation”), and [ ] (the “Participant”).

W I T N E S S E T H

NOW THEREFORE, in consideration of the mutual promises made herein and the mutual benefits to be derived therefrom, the parties agree as follows:

1. Defined Terms. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings given to such terms in the Plan.

2. Grant. Subject to the terms of this Agreement, the Corporation hereby grants to the Participant an Award with respect to an aggregate of [     ] restricted shares of Common Stock of the Corporation (subject to adjustment as provided in Section 7.3.1 of the Plan) (the “Restricted Shares”).

3. Vesting. The Award shall vest, and restrictions imposed on the Restricted Shares pursuant to Section 6(a) below shall lapse, with respect to 100% of the total number of Restricted Shares (subject to adjustment under Section 7.3.1 of the Plan) on [     ], subject to the Participant’s Continued Services (as defined in and pursuant to the Special Consultancy Agreement, as amended) on such date; provided, however, that the shares shall immediately vest in full if (i) Participant is terminated for other than Cause (as defined in the Special Consultancy Agreement) and delivers to the Company a signed Release (as defined in the Special Consultancy Agreement) and satisfies all conditions to make such Release effective within thirty (30) calendar days following such termination, (ii) Participant dies, or (iii) the Company is subject to a Change of Control (as defined in the Special Consultancy Agreement) prior to Participant’s termination and the buyer does not assume the restricted shares (each of (i), (ii), and (iii), an “Acceleration Event”).

4. Continuance of Employment/Service Required. The vesting schedule in Section 3 requires Participant’s continued Services pursuant to the Special Consultancy Agreement through each applicable vesting date (or the date of an applicable Acceleration Event) as a condition to the vesting of the applicable installment of the Award and the rights and benefits under this Agreement. Service for only a portion of the vesting period, even if a substantial portion, will not entitle the Participant to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or service as provided in Section 6 below or under the Plan, except as otherwise set forth in the Special Consultancy Agreement.

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5. Dividend and Voting Rights. After the Award Date, the Participant shall be entitled to cash dividends and voting rights with respect to the Restricted Shares subject to the Award even though such shares are not vested, provided that such rights shall terminate immediately as to any Restricted Shares that are forfeited pursuant to Section 6(a) or that are repurchased pursuant to Section 9 of this Agreement.

6. Restrictions on Transfer.

(a)

Restrictions Prior to Vesting; Effect of Termination of Services Prior to Vesting. Prior to the time that they have become vested pursuant to Section 3, the Restricted Shares, any interest therein, amount payable in respect thereof, and the Restricted Property (as defined in Section 11) may not be sold or transferred, except as provided in Section 7.2 of the Plan. Except as set forth in the Special Consultancy Agreement, if the Participant ceases to provide services to the Corporation, the Participant’s Restricted Shares (and related Restricted Property) shall be forfeited to the Corporation to the extent such shares have not become vested pursuant to Section 3 hereof as of the Participant’s Severance Date (regardless of the reason for such termination of service, whether with or without cause, voluntarily or involuntarily, or due to death or disability). Upon the occurrence of any forfeiture of Restricted Shares hereunder, such unvested, forfeited shares and related Restricted Property shall be automatically transferred to the Corporation as of the Severance Date, without any other action by the Participant (or the Participant’s Beneficiary or Personal Representative in the event of the Participant’s death or disability, as applicable). The Corporation may exercise its powers under Section 7(d) hereof and take any other action necessary or advisable to evidence such transfer. The Participant (or the Participant’s Beneficiary or Personal Representative in the event of the Participant’s death or disability, as applicable) shall deliver any additional documents of transfer that the Corporation may request to confirm the transfer of such unvested, forfeited shares and related Restricted Property to the Corporation. No consideration shall be paid by the Corporation with respect to such transfer.

(b)

Restrictions After Vesting. Upon and after the time that they have become vested pursuant to Section 3, the Restricted Shares shall not continue to be subject to the restrictions set forth in Section 6(a). However, the Restricted Shares shall thereafter continue to be subject to the other limitations and restrictions set forth herein and in the Plan (including, without limitation, the provisions of Section 7.5 of the Plan and Sections 8 and 9 of this Agreement).

(c)

Other Transfers Void. Any sale or transfer, or purported sale or transfer, of any Restricted Shares acquired pursuant to this Agreement or any interest therein other than to the Corporation shall be null and void unless the terms, conditions and provisions of this Agreement and the Plan are strictly observed and followed. Furthermore, the proposed transferee in any otherwise permitted transfer of the Restricted Shares acquired pursuant to this Agreement shall, as a condition precedent to any such transfer, agree in writing with the Corporation to be bound by the restrictions on such shares set forth in this Agreement and in the Plan (including, without limitation, the provisions of Sections 8 and 9 of this Agreement which shall continue in effect with respect to the shares). Furthermore, no Restricted Shares acquired pursuant to this Agreement shall be transferred after the Corporation has given notice that it (or another permitted purchaser) will purchase such shares pursuant to Section 9 as long as the Corporation is not in default of its obligation to pay for the shares subject to the repurchase.

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(d)

Charter Documents. The Certificate of Incorporation and Bylaws of the Corporation, as either of them may be amended from time to time, may provide for additional restrictions and limitations with respect to the Common Stock (including additional restrictions and limitations on the transfer of shares). To the extent that these restrictions and limitations are greater than those set forth in this Agreement, such restrictions and limitations shall apply to the Restricted Shares (both before and after such shares shall have become vested) and are incorporated herein by this reference. Such restrictions and limitations are not, however, in lieu of, nor shall they in any way reduce or eliminate, any limitation or restriction on the Restricted Shares imposed under the Plan or this Agreement.

7. Delivery of Shares.

(a)

Form. The Corporation shall, in its discretion, issue the Restricted Shares either: (1) in certificate form as provided in clause (b) below; or (2) if the Common Stock is then publicly-traded, in book entry form, registered in the name of the Participant with notations regarding the applicable restrictions on transfer imposed under this Agreement.

(b)

Certificates to be Held by Corporation; Legend. Any certificates representing the Restricted Shares that may be delivered to the Participant by the Corporation prior to vesting of the Restricted Shares pursuant to Section 3 shall be redelivered to the Corporation to be held by the Corporation or its designee until the shares represented thereby vest pursuant to Section 3 or are repurchased or forfeited pursuant to this Agreement. Any such certificates will bear a legend making appropriate reference to the restrictions imposed hereunder.

(c)

Delivery of Certificates Upon Vesting. Promptly after the vesting of any Restricted Shares pursuant to Section 3, the Corporation shall, as applicable, either remove the notations on any such vested Restricted Shares issued in book entry form or deliver to the Participant a certificate or certificates evidencing the number of such vested Restricted Shares (or, in either case, such lesser number of shares as may be permitted pursuant to the tax withholding provisions referred to in Section 12). The Participant (or the beneficiary or personal representative of the Participant in the event of the Participant’s death or incapacity, as the case may be) shall deliver to the Corporation any representations or other documents or assurances as the Corporation may deem necessary or reasonably desirable to ensure compliance with all applicable legal and regulatory requirements. The shares so delivered shall no longer be restricted pursuant to Section 6(a) but shall continue to be subject to the restrictions referred to elsewhere in this Agreement.

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(d)

Stock Power; Power of Attorney. Concurrent with the execution and delivery of this Agreement, the Participant shall deliver to the Corporation an executed stock power in the form attached hereto as Exhibit A, in blank, with respect to the Restricted Shares and any related Restricted Property. The Participant, by acceptance of the Award, shall be deemed to appoint, and does so appoint by execution of this Agreement, the Corporation and each of its authorized representatives as the Participant’s attorney(s)-in-fact to (1) effect any transfer to the Corporation (or other purchaser, as the case may be) of the Restricted Shares acquired pursuant to this Agreement (including any related Restricted Property) that are repurchased by the Corporation (or other permitted purchaser), and (2) execute such documents as the Corporation or such representatives deem necessary or advisable in connection with any such transfer.

(e)

Share Legend Generally. The certificate(s) representing the Restricted Shares (both before and after such shares shall have become vested pursuant to Section 3) shall bear the legend set forth in Section 7.5.3 of the Plan and/or any other appropriate or required legends under applicable laws. Such legends shall remain on the certificate(s) representing the Restricted Shares until the later of (1) the Public Offering Date (or such later date that counsel to the Corporation may reasonably determine is advisable to help ensure the Corporation’s compliance with all applicable legal and regulatory requirements) or (2) the date that such shares become vested pursuant to Section 3. For purposes of this Agreement, the term “Public Offering Date” means the first day that the Common Stock is registered under the Exchange Act and listed or quoted on a recognized national securities exchange.

8. Lock-Up Agreement. Neither the Participant (nor any permitted transferee) may, directly or indirectly, offer, sell or transfer or dispose of any of the Restricted Shares after such shares have vested pursuant to Section 3 (the “Shares”) or any interest therein (or agree to do any thereof) (collectively, a “Transfer”) during the period commencing as of 14 days prior to and ending 180 days, or such lesser period of time as the relevant underwriters may permit (or such other period as may be requested by the Corporation or an underwriter to accommodate regulatory restrictions on (a) the publication or other distribution of research reports and (b) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto), after the effective date of a registration statement covering any public offering of the Corporation’s securities of which the Participant has notice. (The term “Participant” for purposes of this Agreement includes, where the context so requires, any permitted direct or indirect transferee of the Participant.) The Participant shall agree and consent to the entry of stop transfer instructions with the Corporation’s transfer agent against the Transfer of the Corporation’s securities beneficially owned by the Participant and shall confirm the limitations hereunder by agreement with and for the benefit of the relevant underwriters by a lock-up agreement or other agreement in customary form. Notwithstanding anything else herein to the contrary, this Section 8 shall not be construed so as to prohibit the Participant from participating in a registration or a public offering of the Common Stock with respect to any Shares which he or she may hold at that time, provided, however, that such participation shall be at the sole discretion of the Board.

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9. Right of First Refusal.

(a)

General. If for any reason the restriction on transfer of the Shares set forth in Section 6(b) above is not enforceable or otherwise does not apply at the relevant time, the Corporation shall have a right of first refusal, as set forth in this Section 9, to purchase the Shares before such shares (or any interest in them) can be validly transferred to any other person or entity.

(b)

Notice of Intent to Sell. Before there can be a valid sale or transfer of any of the Shares (or any interest in them) by any holder thereof, the holder shall first give notice in writing to the Corporation, mailed or delivered in accordance with the provisions of Section 13, of his or her intention to sell or transfer such shares (the “Option Notice”). The Option Notice shall specify the identity of the proposed transferee, the number of Shares to be sold or transferred to the transferee, the price per Share and the terms upon which such holder intends to make such sale or transfer. If the payment terms for the Shares described in the Option Notice differ from delivery of cash or a check at closing, the Corporation shall have the option, as set forth herein, of purchasing the Shares for cash (or a cash equivalent) at closing in an amount which the Corporation determines is a fair value equivalent of that payment. The determination of a fair value equivalent shall be made in the Corporation’s best judgment and such determination shall be mailed or delivered to the selling or transferring stockholder (the “Corporation’s Notice”) within ten (10) days of its receipt of the Option Notice. Should the selling or transferring stockholder disagree with the Corporation’s determination of a fair value equivalent, he or she shall have the right (the “Retraction Right”) to retract the proposed sale or transfer to a third party and the offer of Shares to the Corporation pursuant to the Option Notice (such retraction to be made in writing and mailed or delivered in accordance with the provisions of Section 13). If the stockholder again proposes to sell or transfer the Shares, the stockholder shall again offer such shares to the Corporation pursuant to the terms of this Section 9 prior to any sale or transfer.

(c)

Option to Purchase. Subject to the selling stockholder’s Retraction Right, during the 60-day period commencing upon receipt of the Option Notice by the Corporation (the “Option Period”), the Corporation shall have an option to purchase any or all of the Shares specified in the Option Notice at the price offered therein (the “Right of First Refusal”).

(d)

Purchase of Shares. Not more than thirty (30) days after receipt of the Option Notice, the Corporation shall give written notice to the stockholder desiring to sell or transfer Shares of the number of such Shares to be purchased (or, if no Shares are to be purchased, stating such fact) by the Corporation pursuant to the terms of this Section 9 (the “Purchase Notice”). Purchases pursuant to this Section 9 shall be consummated within thirty (30) days after delivery of the Purchase Notice to the selling stockholder, but in no event later than the expiration of the Option Period. The purchase price shall be paid at the closing in cash, by check, by cancellation of money purchase indebtedness, or, if the payment terms set forth in the Option Notice differ from payment in cash or by check at closing, in accordance with the payment terms set forth in the Option Notice (or payment of the amount set forth in the Corporation’s Notice in cash, by cancellation of money purchase indebtedness, or by check). The purchase price shall be paid against surrender by the selling stockholder of a stock certificate evidencing the number of Shares specified in the Option Notice, with duly endorsed stock powers.

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(e)

Ability to Sell Unpurchased Shares. Unless all of the Shares referred to in the Option Notice are to be purchased as indicated in the Purchase Notice, the stockholder desiring to sell or transfer may dispose of any shares referred to in the Option Notice that are not to be purchased by the Corporation to the person or persons specified in the Option Notice during a period of twenty (20) days commencing upon his or her receipt of the Purchase Notice; provided, however, that he or she shall not sell or transfer such Shares (1) at a lower price or on terms more favorable to the purchaser or transferee than those specified in the Option Notice, or (2) to a person other than the person or persons specified in the Option Notice; and provided further that such transfer is consistent with the other provisions and limitations of the Plan and this Agreement. If the transfer is not consummated within such twenty (20) day period, the stockholder shall again offer such Shares to the Corporation pursuant to the terms of this Section 9 prior to any sale or transfer to the same or any other person.

(f)	Assignment. Notwithstanding anything to the contrary, the Corporation may assign any or all of its rights under this Section 9 to one or more stockholders of the Corporation.

(g)	Termination of Right of First Refusal. The Corporation’s Right of First Refusal shall terminate to the extent that it is not exercised prior to the Public Offering Date.

10. Other Repurchase Provisions.

(a) Return of Shares. The Corporation may exercise its powers under Section 7(d) hereof and take any other action necessary or advisable to evidence any transfer of shares to or other repurchase of shares by the Corporation (or other purchaser) pursuant to this Agreement. The Participant (or the Participant’s Beneficiary or Personal Representative, as the case may be) shall deliver any additional documents of transfer that the Corporation may request to confirm the transfer or repurchase, as the case may be, of such shares.

(b) No Stockholder Rights Following Exercise of Repurchase Right. If the Participant (or any permitted transferee) holds shares as to which the Right of First Refusal has been exercised (in connection with the termination of the Participant’s employment or otherwise), or holds shares that have been repurchased or forfeited pursuant to this Agreement, the Participant shall be entitled to the payment in accordance with the applicable provisions of this Agreement, but (unless otherwise required by law) shall no longer be entitled to participation in the Corporation or other rights as a stockholder with respect to the shares subject to the repurchase. To the maximum extent permitted by law, the Participant’s rights following any such repurchase shall, with respect to the repurchase and the Shares covered thereby, be solely the rights that he or she has as a general creditor of the Corporation to receive payment of the amount specified in the applicable provisions of this Agreement.

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11. Adjustments upon Specified Events. Upon the occurrence of certain events relating to the Corporation’s stock contemplated by Section 7.3.1 of the Plan, the Administrator shall make adjustments in accordance with such section in the number and kind of securities that may become vested under the Award. If any adjustment is made to the Restricted Shares pursuant to Section 7.3.1 of the Plan, the restrictions applicable to the Restricted Shares will continue in effect with respect to any consideration or other securities (the “Restricted Property” and, for the purposes of this Agreement, “Restricted Shares” shall include “Restricted Property,” unless the context otherwise requires) received in respect of such Restricted Shares. Such Restricted Property shall vest at such times and in such proportion as the Restricted Shares to which the Restricted Property is attributable vest, or would have vested pursuant to the terms hereof if such Restricted Shares had remained outstanding. To the extent that the Restricted Property includes any cash (other than regular cash dividends provided for in Section 5 hereof), such cash shall be invested, pursuant to policies established by the Administrator, in interest bearing, FDIC-insured (subject to applicable insurance limits) deposits of a depository institution selected by the Administrator, the earnings on which shall be added to and become a part of the Restricted Property.

12. Tax Withholding. The Corporation shall reasonably determine the amount of any federal, state, local or other income, employment, or other taxes which the Corporation or any of its subsidiaries may reasonably be obligated to withhold with respect to the grant, vesting, making of an election under Section 83(b) of the Code or other event with respect to the Restricted Shares. The Corporation’s obligation to deliver the Restricted Shares or any certificates evidencing the Restricted Shares, or otherwise remove the restrictive notations or legends on such shares or certificates that refer to the transfer restrictions set forth in Section 6(a), is subject to the condition precedent that the Participant either pay or provide for the amount of any such withholding obligations in such manner as may be authorized by the Administrator under, or as may otherwise be permitted under, Section 7.6 of the Plan.

13. Notices. Any notice to be given under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal office to the attention of the Secretary, and to the Participant at the address reflected or last reflected on the Corporation’s payroll records. Any notice shall be delivered in person or shall be enclosed in a properly sealed envelope, addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government. Any such notice shall be given only when received, but if the Participant is no longer an Eligible Person, shall be deemed to have been duly given five business days after the date mailed in accordance with the foregoing provisions of this Section 13.

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14. Plan. The Award and all rights of the Participant under this Agreement are subject to the terms and conditions of the Plan, incorporated herein by this reference. The Participant agrees to be bound by the terms of the Plan and this Agreement. The Participant acknowledges having read and understood the Plan, the Stock Award Questions & Answers for the Plan, and this Agreement. Unless otherwise expressly provided in other sections of this Agreement, provisions of the Plan that confer discretionary authority on the Board or the Administrator do not and shall not be deemed to create any rights in the Participant unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board or the Administrator so conferred by appropriate action of the Board or the Administrator under the Plan after the date hereof.

15. Entire Agreement. This Agreement (including the exhibit hereto) and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan and this Agreement may be amended pursuant to Section 7.7 of the Plan. Any such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not materially and adversely affect the Participant’s rights with respect to the Award, provided that no such waiver shall operate or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

16. Effect of this Agreement. This Agreement shall be assumed by, be binding upon and inure to the benefit of any successor or successors to the Corporation.

17. Governing Law; Arbitration; Severability; Miscellaneous.

(a)	Delaware Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to conflict of law principles thereunder.

(b)

Construction. The terms of the Award grant have resulted from the negotiations of the parties and each of the parties has had an opportunity to obtain and consult with its own counsel. The language of all parts of the Plan and this Agreement shall in all cases be construed as a whole, according to its fair meaning, and not strictly for or against either of the parties.

(c)

Limited Rights. The Participant shall have no rights as a stockholder of the Corporation with respect to the Restricted Shares until the Participant has purchased such shares and the shares have been issued by the Corporation in the name of the Participant. The Participant’s rights with respect to the Restricted Shares after the date of such issuance are subject to the terms and conditions set forth herein.

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(d)

Arbitration. Any controversy arising out of or relating to this Agreement, its enforcement or interpretation, or because of an alleged breach, default, or misrepresentation in connection with any of its provisions, or any other controversy arising out of or related to the Award, including, but not limited to, any state or federal statutory claims, shall be submitted to arbitration in Santa Clara County, California, before a sole arbitrator selected from Judicial Arbitration and Mediation Services, Inc., San Jose, California, or its successor (“JAMS”), or if JAMS is no longer able to supply the arbitrator, such arbitrator shall be selected from the American Arbitration Association, and shall be conducted in accordance with the provisions of California Code of Civil Procedure §§ 1280 et seq. as the exclusive forum for the resolution of such dispute; provided, however, that provisional injunctive relief may, but need not, be sought by either party to this Agreement in a court of law while arbitration proceedings are pending, and any provisional injunctive relief granted by such court shall remain effective until the matter is finally determined by the arbitrator. Final resolution of any dispute through arbitration may include any remedy or relief which the arbitrator deems just and equitable, including any and all remedies provided by applicable state or federal statutes. At the conclusion of the arbitration, the arbitrator shall issue a written decision that sets forth the essential findings and conclusions upon which the arbitrator’s award or decision is based. Any award or relief granted by the arbitrator hereunder shall be final and binding on the parties hereto and may be enforced by any court of competent jurisdiction. The parties acknowledge and agree that they are hereby waiving any rights to trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other in connection with any matter whatsoever arising out of or in any way connected with any of the matters referenced in the first sentence above. The parties agree that Corporation shall be responsible for payment of the forum costs of any arbitration hereunder, including the arbitrator’s fee. The parties further agree that in any proceeding with respect to such matters, each party shall bear its own attorney’s fees and costs (other than forum costs associated with the arbitration) incurred by it or him or her in connection with the resolution of the dispute.

(e)

Severability. If the arbitrator selected in accordance with Section 17(d) or a court of competent jurisdiction determines that any portion of this Agreement or the Plan is in violation of any statute or public policy, then only the portions of this Agreement or the Plan, as applicable, which violate such statute or public policy shall be stricken, and all portions of this Agreement and the Plan which do not violate any statute or public policy shall continue in full force and effect. Furthermore, it is the parties’ intent that any court order striking any portion of this Agreement and/or the Plan should modify the stricken terms as narrowly as possible to give as much effect as possible to the intentions of the parties hereunder.

(f)

Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(g)	Section Headings. The section headings of this Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.

(h)

Further Assurances. Each of the parties hereto shall use its reasonable and diligent best efforts to proceed promptly with the transactions contemplated herein, to fulfill the conditions precedent for such party’s benefit or to cause the same to be fulfilled and to execute such further documents and other papers and perform such further acts as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated herein.

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18. Securities Law Representations. The Participant acknowledges that the Restricted Shares are not being registered under the Securities Act, based, in part, in reliance upon an exemption from registration under Securities and Exchange Commission Rule 701 promulgated under the Securities Act, and a comparable exemption from qualification under applicable state securities laws, as each may be amended from time to time. The Participant, by executing this Agreement, hereby makes the following representations to the Corporation and acknowledges that the Corporation’s reliance on federal and state securities law exemptions from registration and qualification is predicated, in substantial part, upon the accuracy of these representations:

•

The Participant is acquiring the Restricted Shares solely for the Participant’s own account, for investment purposes only, and not with a view to or an intent to sell, or to offer for resale in connection with any unregistered distribution, all or any portion of the shares within the meaning of the Securities Act and/or any applicable state securities laws.

•

The Participant has had an opportunity to ask questions and receive answers from the Corporation regarding the terms and conditions of the Award and the restrictions imposed on the Restricted Shares. The Participant has been furnished with, and/or has access to, such information as he or she considers necessary or appropriate for deciding whether to purchase the Restricted Shares. However, in evaluating the merits and risks of an investment in the Restricted Shares, the Participant has and will rely upon the advice of his/her own legal counsel, tax advisors, and/or investment advisors.

•

The Participant is aware that the Restricted Shares may be of no practical value and that any investment in common shares of a closely held corporation such as the Corporation is non-marketable, non-transferable and could require capital to be invested for an indefinite period of time, possibly without return, and at substantial risk of loss.

•

The Participant understands that the Restricted Shares will be characterized as “restricted securities” under the federal securities laws, and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances, including in accordance with the conditions of Rule 144 promulgated under the Securities Act, as presently in effect. The Participant acknowledges receiving a copy of Rule 144 promulgated under the Securities Act, as presently in effect, and represents that he is familiar with such rule, and understands the resale limitations imposed thereby and by the Securities Act and the applicable state securities law.

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•

The Participant has read and understands the restrictions and limitations set forth in the Plan and this Agreement which will be imposed on the Restricted Shares (including those restrictions and limitations which will continue after the shares have vested), including, but not limited to, the provisions of Section 6, 8 and 9 of this Agreement.

•

At no time was an oral representation made to the Participant relating to the Award or the purchase of Restricted Shares and the Participant was not presented with or solicited by any promotional meeting or material relating to the Award or the Restricted Shares.

•

The Participant understands and acknowledges that (a) any certificate evidencing the Restricted Shares (or evidencing any other securities issued with respect thereto pursuant to any stock split, stock dividend, merger or other form of reorganization or recapitalization) when issued shall bear, in addition to any other legends which may be required by applicable state securities laws, the legend set forth in Section 7.5.3 of the Plan, and (b) the Corporation has no obligation to register the Restricted Shares or file any registration statement under federal or state securities laws.

19. Satisfaction of All Rights to Equity. The Award is in complete satisfaction of any and all rights that the Participant may have (under an employment, consulting, or other written or oral agreement with the Corporation or any of its Affiliates, or otherwise) to receive (1) stock options or stock awards with respect to the securities of the Corporation or any of its Affiliates, and/or (2) any other equity or derivative security in or with respect to the Corporation or any of its Affiliates. This Agreement supersedes the terms of all prior understandings and agreements, written or oral, of the parties with respect to such matters. The Participant shall have no further rights or benefits under any prior agreement conveying any right with respect to any security or derivative security in or with respect to the Corporation or any of its Affiliates. The foregoing notwithstanding, this Section 19 shall not adversely affect the Participant’s rights under any prior stock option or stock award agreement under the Plan (provided such agreement is expressly labeled as a stock option or stock award agreement under the Plan and is similar in form to this Agreement) which has been signed by an authorized officer of the Corporation.

20. Clawback Policy. The Restricted Shares are subject to the terms of the Corporation’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require repayment or forfeiture of the Restricted Shares or other cash or property received with respect to the Restricted Shares (including any value received from a disposition of the Restricted Shares).

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21.

No Advice Regarding Grant. The Participant is hereby advised to consult with his or her own tax, legal and/or investment advisors with respect to any advice the Participant may determine is needed or appropriate with respect to the Restricted Shares (including, without limitation, to determine the foreign, state, local, estate and/or gift tax consequences with respect to the Award, the advantages and disadvantages of making an election under Section 83(b) of the Code with respect to the Award, and the process and requirements for such an election). Neither the Corporation nor any of its officers, directors, affiliates or advisors makes any representation (except for the terms and conditions expressly set forth in this Agreement) or recommendation with respect to the Award or the making an election under Section 83(b) of the Code with respect to the Award. In the event the Participant desires to make an election under Section 83(b) of the Code with respect to the Award, it is the Participant’s sole responsibility to do so timely. Except for the withholding rights set forth in Section 12 above, the Participant is solely responsible for any and all tax liability that may arise with respect to the Award.

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IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed on its behalf by a duly authorized officer and the Participant has hereunto set his or her hand as of the date and year first above written.

COURSERA, INC.,
a Delaware corporation

By:

Print Name:

Its:

“PARTICIPANT”

By:

Address:

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CONSENT OF SPOUSE

In consideration of the execution of the foregoing Restricted Stock Award Agreement by Coursera, Inc., I, the spouse of the Participant therein named, do hereby join with my spouse in executing the foregoing Restricted Stock Award Agreement and do hereby agree to be bound by all of the terms and provisions thereof and of the Plan.

Dated: __________

Signature of Spouse

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EXHIBIT A

STOCK POWER

FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Award Agreement between Coursera, Inc., a Delaware corporation (the “Corporation”), and the individual named below (the “Individual”) dated as of __________________, the Individual, hereby sells, assigns and transfers to the Corporation, an aggregate _____ shares of Common Stock of the Corporation, standing in the Individual’s name on the books of the Corporation and represented by stock certificate number(s) ________________________________________ to which this instrument is attached, and hereby irrevocably constitutes and appoints ______________________________________________________ as his or her attorney in fact and agent to transfer such shares on the books of the Corporation, with full power of substitution in the premises.

Dated ____________, __________

[ ]

(Instruction: Please do not fill in any blanks other than the signature line. The purpose of the assignment is to enable the Corporation to exercise its sale/purchase option set forth in the Restricted Stock Award Agreement without requiring additional signatures on the part of the Individual.)

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